UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material Pursuant to § 240.14a-12
VALEANT PHARMACEUTICALS INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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April 4, 2008

To the Stockholders of
Valeant Pharmaceuticals International:

You are cordially invited to attend Valeant Pharmaceuticals International’s 2007 Annual Meeting of Stockholders to be held at 9:00 a.m. on Tuesday, May 20, 2008 at Valeant Pharmaceuticals International’s offices located at One Enterprise, Aliso Viejo, California 92656. At the meeting, we will vote on the matters set forth in the accompanying notice of annual meeting and proxy statement, as well as address any other business matters that may properly come before the meeting.

We encourage you to vote so that your shares will be represented at the meeting. Information on how you may vote your shares appears on the enclosed proxy card.

Sincerely,

J. Michael Pearson
Chairman of the Board

VALEANT PHARMACEUTICALS INTERNATIONAL
One Enterprise
Aliso Viejo, California 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2008

To the Stockholders of
Valeant Pharmaceuticals International:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Valeant Pharmaceuticals International, a Delaware corporation (our “Company”), will be held at our Company’s offices located at One Enterprise, Aliso Viejo, California 92656, on May 20, 2008, at 9:00 a.m., local time, for the following purposes:

1. To elect two directors to hold office until the 2011 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2. To approve an Amendment to our 2006 Equity Incentive Plan to increase the share reserve by 4,840,000 shares.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm (the “accounting firm”) for our Company for the fiscal year ending December 31, 2008.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The record date for the meeting is March 25, 2008. Only stockholders of record at the close of business on March 25, 2008 will be entitled to notice of and to vote, in person or by proxy, at the meeting and any adjournments or postponements thereof.

The proxy statement that accompanies this Notice of Annual Meeting of Stockholders (the “Proxy Statement”) contains additional information regarding the proposals to be considered at the Annual Meeting, and stockholders are encouraged to read it in its entirety. Our 2007 Annual Report and Form 10-K accompany the Proxy Statement.

As set forth in the Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of our Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to stockholders on or about April 4, 2008.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please complete, date, sign and return the accompanying proxy in the enclosed, postage-paid envelope, or vote over the telephone or the Internet as instructed by these materials, as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note however that if your shares are held of record by a broker or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the Proxy Statement.

By Order of the Board of Directors,

Christina de Vaca
Secretary

Dated: April 4, 2008

i

VALEANT PHARMACEUTICALS INTERNATIONAL
One Enterprise
Aliso Viejo, California 92656

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2008

This Proxy Statement is being mailed on or about April 4, 2008 to stockholders of record at the close of business on March 25, 2008 (the “Record Date”) of Valeant Pharmaceuticals International (our “Company” or “Valeant”) in connection with the solicitation of proxies by the Valeant Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, May 20, 2008, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

In this document, the words “Valeant,” “we,” “our,” “ours” and “us” refer only to Valeant Pharmaceuticals International and not any other person or entity.

ELECTRONIC DELIVERY OF VALEANT STOCKHOLDER COMMUNICATIONS

We are pleased to offer to our stockholders the benefits and convenience of electronic delivery of annual meeting materials, including:

•	Email delivery of the proxy statement, annual report and related materials;

•	Stockholder voting on-line;

•	Reduction of the amount of bulky documents stockholders receive; and

•	Reduction of our printing and mailing costs associated with more traditional methods.

We encourage you to conserve natural resources and to reduce printing and mailing costs by signing up for electronic delivery of Valeant stockholder communications.

If you are a registered stockholder and you would like to sign up for electronic delivery, please visit www.proxymaterial.com/vrx and enter the information requested to enroll. If you are a beneficial owner of our shares, or a broker or other nominee holds your Valeant shares, and you would like to sign up for electronic delivery, please visit www.proxyvote.com and enter your control number where indicated. Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Valeant Investor Relations at 949-461-6002 or send an email to ir@valeant.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2008

This Proxy Statement and the accompanying annual report are available at: www.proxyvote.com.

Among other things, this Proxy Statement contains information regarding:

•	The date, time and location of the meeting;

•	A list of the matters being submitted to the stockholders; and

•	Information concerning voting in person.

METHOD OF VOTING

Stockholders can vote by proxy by means of the mail, telephone or the Internet, or by attending the Annual Meeting and voting in person. A proxy card (the “Proxy”) is enclosed. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you vote by telephone or over the Internet, you do not need to return the Proxy. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 5:00 p.m., Eastern Time, on May 19, 2008. J. Michael Pearson, Eileen C. Pruette and Christina de Vaca, together and separately, are the designated proxyholders (the “Proxyholders”). If you hold shares of our common stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by the broker or nominee, to be able to vote at the Annual Meeting.

•	Voting by Mail. If you choose to vote by mail, simply mark the enclosed Proxy and complete, sign, date and mail it in the postage-paid envelope provided. The Proxy must be completed, signed and dated by you or your authorized representative.

•	Voting by Telephone. You can vote by calling the toll-free telephone number on the Proxy. Voice prompts will instruct you to vote your shares and confirm that your vote has been properly recorded.

•	Voting over the Internet. Registered stockholders can vote on the Internet at www.proxy.georgeson.com. Beneficial stockholders can vote on the Internet at www.proxyvote.com. As with telephone voting, you can confirm that your vote has been properly recorded.

•	Voting in Person at the Annual Meeting. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the meeting, you will need to bring to the meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

When a Proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. You may either vote “For” both nominees to the Board of Directors or you may “Withhold” your vote for either nominee you specify or both. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” the approval of the Company’s Amendment to our 2006 Equity Incentive Plan to increase the share reserve by 4,840,000 shares, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm for the fiscal year ending December 31, 2008, and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Annual Meeting or any continuation, adjournment or postponement thereof.

If shares are held by a broker or other intermediary, you must either instruct the broker or intermediary as to how to vote such shares or obtain a proxy, executed in your favor by your broker or intermediary, to be able to vote such shares at the Annual Meeting in person or by proxy.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

REVOCABILITY OF PROXIES

A stockholder who executes and returns the enclosed Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, at our address, by revoking it in person at the Annual Meeting, or by voting at the Annual Meeting. Stockholders may also revoke a prior Proxy by executing a later-dated Proxy and submitting it to the Secretary of the Company prior to commencement of the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned the enclosed Proxy does not alone revoke the Proxy. You should consult with your broker or other intermediary concerning the method of revoking their Proxy.

VOTING RIGHTS

Only stockholders of record at the close of business on March 25, 2008 (each a “Stockholder”) will be entitled to notice of and to vote, in person or by proxy, at the Annual Meeting. As of the close of business on March 25, 2008, there were 89,286,410 shares of our common stock, par value $.01 per share (the “Common Stock”) outstanding and entitled to vote, held of record by approximately 4,676 Stockholders, each of which shares is entitled to one vote, in person or by proxy, at the Annual Meeting.

A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote the Common Stock at his discretion in the election of directors or the appointment of the independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on certain non-discretionary items without specific instructions from the beneficial owner. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

For Proposal No. 1, election of directors, each candidate is elected by the vote of the majority of the votes cast with respect to that candidate. “A majority of the votes cast” means that the number of votes cast “For” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election (excluding abstentions). For more information, see “Proposal No. 1 — Election of Directors; Information Concerning Company Nominees and Directors.” Accordingly, only votes “For” or “Withheld” will affect the outcome. Abstentions and broker non-votes will have no effect. Our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Amended and Restated Bylaws (the “Bylaws”) divide our Board of Directors into three classes, with each class to be elected for a three-year term on a staggered basis. Our Certificate of Incorporation and Bylaws do not permit cumulative voting.

To be approved, Proposal No. 2, the approval of the Company’s Amendment to our 2006 Equity Incentive Plan to increase the share reserve by 4,840,000 shares, requires a “For” vote from holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

To be approved, Proposal No. 3 must receive a “For” vote from holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of our Company provides that the Board of Directors (the “Board”) be divided into three classes of directors. There are three director positions in the class whose term of office expires in 2008 and two directors have been nominated for election at the Annual Meeting, each to serve until the 2011 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified. Upon the recommendation of the Corporate Governance/Nominating Committee, the Board nominated for election as directors at the Annual Meeting: Richard H. Koppes and G. Mason Morfit. Messrs. Koppes and Morfit are currently directors of our Company. Mr. Koppes was previously elected by stockholders and Mr. Morfit was elected by our Board of Directors. Each nominee has indicated his or her willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the Boards’ nominees. If for any reason one or both nominees should not be available for election or be unable to serve as directors at the time of the Annual Meeting or any continuation, postponement or adjournment thereof, the accompanying Proxy will be voted for the election of such other persons, if any, as the Board may nominate. The Board has no reason to believe that either nominee will be unavailable for election or unable to serve.

Each director is elected by the vote of the majority of the votes cast with respect to that director. “A majority of the votes cast” means that the number of votes cast “For” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election (excluding abstentions). In order for any incumbent director to become a nominee of the Board for further service on the Board, such person must tender an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast, and (ii) acceptance of the resignation by the Board. Each incumbent nominee has tendered his or her contingent resignation. If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the Corporate Governance/Nominating Committee shall make a recommendation to the Board as to whether to accept or reject the resignation tendered in connection therewith, or whether other action should be taken. The Board shall act on the tendered resignation, taking into account the Corporate Governance/Nominating Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results. If the incumbent director’s resignation is not accepted by the Board, such director shall continue to serve until the end of his or her term of office and until his or her successor shall have been elected and qualified or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board, or if a nominee is not an incumbent director and such nominee is not elected, then the Board, in its sole discretion, may fill any resulting vacancy or may seek to decrease the authorized number of directors in accordance with the Certificate of Incorporation.

Apart from the two nominees recommended by the Board, no other persons have been nominated for election as directors. Procedures to be used by a stockholder submitting a nomination for the Board for next year’s annual meeting are provided under the caption “Other — Stockholder Proposals and Director Nominations for the 2009 Annual Meeting.”

The Board of Directors of our Company recommends that the Stockholders vote FOR the election of the two nominees for director proposed by your Board: Richard H. Koppes and G. Mason Morfit.

INFORMATION CONCERNING COMPANY NOMINEES AND DIRECTORS

The Board presently consists of seven members with one vacancy in the class of 2008 and one vacancy in the class of 2010. Our Certificate of Incorporation and Bylaws divide the Board into three equal classes, with each class elected to a three-year term on a staggered basis. Accordingly, at each annual meeting, the terms of one-third of the Directors expire and the stockholders elect their successors. Under the Certificate of Incorporation, if a Director ceases to serve before his or her term expires, the Board will appoint a new director to serve out the remainder of the term, as a member of the class of the director he or she succeeded. The Board also has the power to appoint directors to fill vacancies created by new directorships if the Board increases in size.

Mr. Koppes has served as a director of our Company since 2002 and is standing for election for a term expiring in 2011. Mr. Morfit has served as a director of our Company since 2007 and is standing for election for a term expiring in 2011.

Robert A. Ingram, Lawrence N. Kugelman and Theo Melas-Kyriazi are serving until the 2009 Annual Meeting of Stockholders. J. Michael Pearson and Norma A. Provencio are serving until the 2010 Annual Meeting of Stockholders.

The Corporate Governance/Nominating Committee of the Board considers the qualifications of potential candidates for election as directors and recommends candidates to the Board. The members of the Corporate Governance/Nominating Committee are Messrs. Koppes, Kugelman and Morfit. The Corporate Governance/Nominating Committee reviewed the background, qualifications and performance of the two current directors standing for election. Mr. Koppes recused himself as to his own nomination and Mr. Morfit recused himself as to his own nomination.

The Corporate Governance/Nominating Committee made its report to the Board on February 20, 2008. Following that report, the Board determined that it would be in the best interests of our Company and our stockholders to nominate Messrs. Koppes and Morfit as directors to be elected at the Annual Meeting. It was further determined that the current vacancy in the class of 2011 will remain open while the Corporate Governance/Nominating Committee continues its process to identify qualified directors. Messrs. Koppes and Morfit each recused themselves as to their own nomination. The Corporate Governance/Nominating Committee also sought assistance from the firm of Spencer Stuart, a third-party search firm, in identifying potential candidates, for which a few was paid.

Set forth below with respect to each director or nominee is certain personal information, including such person’s present principal occupation, recent business experience and age, the year such person commenced service as a director of our Company and other public company directorships held by such person.

		Year First
		Serving as
Name and Principal Occupation	Age	Director	Other Public Company Directorships

Nominees For Election
RICHARD H. KOPPES(a)(c)
Mr. Koppes has been Of Counsel to the law firm of Jones Day since August 1996, and is Co-Director of Executive Education Programs at Stanford University School of Law. From May 1986 through July 1996, Mr. Koppes held several positions with the California Public Employees’ Retirement System (CalPERS) including General Counsel, Interim Chief Executive Officer and Deputy Executive Officer. He has also been an officer of the National Association of Public Pension Attorneys (NAPPA) for the past nine years. He is also on the Boards of Investor Research Responsibility Center Institute (IRRCI) and the Society of Corporate Secretaries and Governance Professionals.
	61	2002	Apria Healthcare Group Inc. (Chairman of Compliance Committee and member of Corporate Governance and Nominating Committee)
G. MASON MORFIT(a)(b) Mr. Morfit is a Partner of ValueAct Capital. Prior to joining ValueAct Capital in January 2001, Mr. Morfit worked in equity research for Credit Suisse First Boston for more than two years. He supported the senior healthcare services analyst, covering fifteen companies in the managed care and physician services industries. Mr. Morfit is a director of MSD Performance, Inc., a privately held auto parts company, and a former director of Solexa, Inc. He has a B.A. from Princeton University, and is a CFA charterholder.	32	2007	Advanced Medical Optics, Inc. (member of Science and Technology Committee)

		Year First
		Serving as
Name and Principal Occupation	Age	Director	Other Public Company Directorships

Directors Whose Terms Expire in 2009
ROBERT A. INGRAM(d)
Mr. Ingram has been the Vice Chairman Pharmaceuticals of GlaxoSmithKline plc, a pharmaceutical research and development company, since January 2003. Mr. Ingram was the Chief Operating Officer and President, Pharmaceutical Operations, of GlaxoSmithKline plc from January 2001 to January 2003. He was Chief Executive of Glaxo Wellcome plc from October 1997 to December 2000 and Chairman of Glaxo Wellcome Inc., Glaxo Wellcome plc’s U.S. subsidiary, from January 1999 to December 2000. Mr. Ingram was President and Chief Executive Officer of Glaxo Wellcome Inc. from October 1997 to January 1999. Mr. Ingram is also a member of the Board of Advisors for the H. Lee Moffitt Cancer Center and Research Institute.
	65	2003	Edwards Life Sciences Corporation (member of Compensation Committee); Lowe’s Companies, Inc. (member of Compensation and Organization Committee); Wachovia Corporation (member of Executive Committee, Compensation Committee and Chairman, Corporate Governance and Nominating Committee); OSI Pharmaceuticals, Inc. (Chairman of the Board, Chairman of Executive Committee, Chairman of Corporate Governance and Nominating Committee, and member of Compensation Committee); Allergan Inc. (Chairman of Corporate Governance Committee and member of Organization and Compensation Committee)
LAWRENCE N. KUGELMAN(a)(c) Mr. Kugelman is a healthcare consultant and private investor. From December 1995 through October 1996, Mr. Kugelman was President, Chief Executive Officer and Director of Coventry Health Care, Inc., a managed care organization. From 1980 through 1992, he served as a Chief Executive Officer of several HMOs and managed healthcare organizations in the United States.	65	2002	Coventry Health Care, Inc. (Chairman of Audit Committee)
THEO MELAS-KYRIAZI(b)(c) Mr. Melas-Kyriazi has been the Chief Financial Officer of Levitronix LLC since July 2006. He was the Chief Financial Officer of Thermo Electron Corporation from January 1999 through October 2004. Mr. Melas-Kyriazi was a Vice President of Thermo Electron Corporation from February 1998, and was Treasurer of Thermo Electron Corporation and all of its publicly traded subsidiaries from May 1988 to June 1994.	48	2003	Cyberkinetics Neurotechnology Systems, Inc. (member of Audit Committee and Compensation Committee); Glenrose Instruments Inc. (member of Compensation Committee); Helios BioSciences Corporation (member of Audit Committee)
Directors Whose Terms Expire in 2010
J. MICHAEL PEARSON Mr. Pearson has been the Chairman of the Board and Chief Executive Officer of our Company since February 2008. Prior to joining Valeant, Mr. Pearson was a Director at McKinsey & Company. Over a 23-year career, he worked with leading CEOs and was an integral driver of major turnarounds, acquisitions, and corporate strategy. Within McKinsey, Mr. Pearson held various positions, including as a member of McKinsey’s Board of Directors, head of its global pharmaceutical practice and head of its mid-Atlantic region.	48	2008

		Year First
		Serving as
Name and Principal Occupation	Age	Director	Other Public Company Directorships

NORMA A. PROVENCIO(b)(c) Ms. Provencio has been president and owner of Provencio Advisory Services, Inc., a healthcare financial and operational consulting firm since October 2003. From May 2002 to September 2003, she was Partner-in-Charge of the Healthcare Industry for the Pacific Southwest for KPMG LLP. From 1979 to May 2002, she was with Arthur Andersen, and was Partner-in-Charge of Arthur Andersen’s Pharmaceutical, Biomedical and Healthcare Practice for the Pacific Southwest from November 1995 to May 2002.	50	2007

(a)	Member of the Corporate Governance/Nominating Committee.

(b)	Member of the Compensation Committee.

(c)	Member of the Finance and Audit Committee.

(d)	Lead Director.

None of the directors or nominees for director were selected pursuant to any arrangement or understanding. None of the directors or nominees for directors are related by blood, marriage or adoption to one another or to any other executive officer of our Company.

GOVERNANCE

The Board is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. Our governance practices are regularly assessed against those practices suggested by recognized governance authorities and are updated to maintain alignment with stockholder interests and accepted key governance best practices.

Director Nomination Process

The Corporate Governance/Nominating Committee is responsible for the selection of director nominees to fill new or vacant positions for the Board. The Corporate Governance/Nominating Committee seeks appropriate candidates through various sources, including other non-management directors and search firms to which reasonable fees are paid for their assistance. In addition to the review and evaluation of potential new candidates, the Corporate Governance/Nominating Committee assesses the qualifications of incumbent directors based on the same factors, as well as a director’s performance prior to being considered in renomination.

Essential criteria for all candidates considered by the Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business, corporate governance and financial affairs and the complexities of business organizations. In the case of director nominees, the Corporate Governance/Nominating Committee also determines whether the nominee is independent in accordance with the New York Stock Exchange listing standards and the Securities and Exchange Commission rules and regulations.

Additionally, the Corporate Governance/Nominating Committee considers stockholder candidates submitted to the attention of the Corporate Secretary, together with appropriate biographical information as outlined under the caption “Other — Stockholder Proposals and Director Nominations for the 2009 Annual Meeting” included in this Proxy Statement. Stockholder nominations that comply with these procedures and that meet the criteria outlined above will be considered by the Corporate Governance/Nominating Committee.

Communication with the Board of Directors

Stockholders and other interested parties may contact our Company’s Directors in writing, as a group or individually, by directing their correspondence to the attention of the Chief Governance Officer and Corporate Secretary, Valeant Pharmaceuticals International, One Enterprise, Aliso Viejo, California 92656. Stockholders and other interested parties may also contact our Company’s Directors by calling our Company’s helpline in the United States and Canada at (800) 461-9330, or internationally at (720) 514-4400 (collect calls accepted). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the director(s). Communications are distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Finance and Audit Committee will be addressed directly by that Committee.

This communications process has been approved by the Board and is available on our Company website referenced at the end of this section.

Annual Meeting of Stockholders

The Board considers it important for its members to be present and available to stockholders at our Company’s Annual Meeting. Directors are therefore expected to attend the Company’s Annual Meeting. All of our Board members were in attendance at the 2007 annual meeting.

Independent Chairman

Mr. Ingram continued in his role as Chairman of the Board throughout 2007 and until Mr. Pearson was appointed Chairman of the Board in February, 2008. In 2007, we did not have a Lead Director because Mr. Ingram served as an independent chairman. In this role, Mr. Ingram also chaired the Board’s regularly scheduled non-management executive sessions. Additionally, Mr. Ingram worked with the Chief Executive Officer to establish the Board’s meeting agendas. In February 2008, Mr. Ingram became the Board’s Lead Director due to Mr. Pearson’s appointment as a non-independent Chairman of the Board.

Director Independence

The Board has adopted certain specific categorical standards for determining whether a director has a material relationship with our Company, either directly or as a partner, stockholder or officer of an organization, its parent or a consolidated subsidiary that has a relationship with us. These guidelines are set forth in our Corporate Governance Guidelines, which are included as Annex A to this Proxy Statement. A director will be deemed independent upon affirmative determination by the Board that he or she meets the independence requirements established in the New York Stock Exchange listing standards, applicable Securities and Exchange Commission rules and our Corporate Governance Guidelines.

The Board has determined that the following directors are independent as defined in the New York Stock Exchange listing standards: Messrs. Ingram, Koppes, Kugelman, Melas-Kyriazi, Morfit and Ms. Provencio. Mr. Burkhardt and Ms. Ullian, who both served on the Board for all or portions of 2007, were also deemed independent consistent with the same standards. Additionally, each of the members of our Finance and Audit, Compensation and Corporate Governance/Nominating Committees has no material relationship with our Company in accordance with the categorical standards included in our Corporate Governance Guidelines and meets the New York Stock Exchange director independence standards and applicable Securities and Exchange Commission rules.

Code of Business Conduct and Ethics

The Code of Business Conduct and Ethics applies to all of our directors, officers and employees and sets forth the ethical and legal principles required to be followed in conducting business on behalf of our Company. The Board also adopted a Code of Ethics for our Chief Executive Officer and senior level financial executives as a supplement to the Code of Business Conduct and Ethics, which is intended to promote honest and ethical conduct, as well as full and accurate reporting, and compliance with applicable laws. Our Corporate Compliance Officer oversees Code- related matters and receives any report received via our Company’s helpline. Our compliance process is fully outlined on our website. Interested parties may call the helpline at (800) 461-9330 in the United States and Canada, or internationally at (720) 514-4400 (collect calls accepted).

Company Website

Key documents such as Corporate Governance Guidelines, Board Committee Charters, the Code of Business Conduct and Ethics, the Code of Ethics for our Chief Executive Officer and senior level financial executives are reviewed annually and updated by the corresponding Committees and approved by the Board of Directors. Each of these documents and information regarding stockholder communications with the Board can be found on our website at www.valeant.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive or director, we will promptly disclose the nature of the amendment or waiver on our website. A written copy of any of these documents will be provided to any stockholder upon request to the Chief Governance Officer and Corporate Secretary or to the Vice President of Investor Relations, Valeant Pharmaceuticals International, One Enterprise, Aliso Viejo, California 92656.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The following table describes the current members of each Committee, its Chairman, its primary responsibilities and the number of meetings held in 2007. The Committees are composed of non-employee, independent directors, as defined under the rules promulgated by the New York Stock Exchange and the Securities and Exchange Commission and adopted by the Board. All directors serve on one or more Committees of the Board, except Messrs. Pearson and Ingram.

Committee/Members	Primary Responsibilities	Meetings Held
FINANCE AND AUDIT Theo Melas-Kyriazi (Chairman) Richard Koppes Lawrence Kugelman Norma Provencio
• Oversee our financial controls and reporting processes
• Select independent registered public accounting firm and review the scope and timing of the audits
• Review annual financial statements and audit results
• Review quarterly financial statements and related press releases
• Review internal control over financial reporting including the independent registered public accounting firm’s and management’s assessment
• Oversee compliance with our Code of Conduct and conflicts of interest outside jurisdiction of Corporate Governance/Nominating Committee
• Oversee our external communications policy
• Review major financial risk exposures, risk assessment and risk management policies
• Produce a Finance and Audit Committee report consistent with SEC rules for the annual proxy
• Annually review adequacy of the Committee charter
Fourteen

COMPENSATION Norma Provencio (Chairperson) Theo Melas-Kyriazi Mason Morfit
• Administer our annual incentives, equity and long-term incentive plans
• Review and adopt major compensation plans, including Board compensation
• Review and approve corporate goals and objectives relevant to chief executive officer compensation
• Review and make recommendations to the Board regarding the compensation for the chief executive officer, corporate officers and certain senior management
• Produce a Compensation Committee report on executive officer compensation consistent with SEC rules for the annual proxy
• Report to the Board regarding succession planning relative to key leadership positions in our Company
• Annually review adequacy of the Committee charter
Ten

CORPORATE GOVERNANCE/ NOMINATING Richard Koppes (Chairman) Lawrence Kugelman Mason Morfit
• Develop and recommend to the Board corporate governance guidelines applicable to our Company
• Monitor implementation and recommend changes to our corporate governance guidelines when appropriate
• Assist in succession planning
• Review possible conflicts of interest of Board members
• Review and make recommendations to the Board regarding the determination of independent status of each Director
• Oversee the Board assessment process
• Make recommendations regarding the appropriate size and effectiveness of the Board
• Identify new Director candidates to fill new or vacant positions
• Evaluate incumbent Directors
• Recommend nominees to the Board of Directors for election
• Annually review adequacy of the Committee charter
Ten

The Board met twenty-four times during 2007. All of the directors attended at least 75% of the Board meetings. In addition, all committee members attended at least 75% of the committee meetings on which they serve.

EXECUTIVE OFFICERS

The executive officers of our Company are as follows:

Name	Age	Title

J. Michael Pearson	48	Chief Executive Officer and Chairman of the Board
Peter J. Blott	46	Executive Vice President, Chief Financial Officer
Charles J. Bramlage	47	President, North America, Europe, Middle East, Africa
Eileen C. Pruette	49	Executive Vice President and General Counsel

J. MICHAEL PEARSON has been our Chief Executive Officer and Chairman of the Board since February 2008. Prior to joining Valeant, Mr. Pearson was a Director at McKinsey & Company. Over a 23-year career, he worked with leading CEOs and was an integral driver of major turnarounds, acquisitions, and corporate strategy. Within McKinsey, Mr. Pearson held various positions, including as a member of McKinsey’s Board of Directors, head of its global pharmaceutical practice and head of its mid-Atlantic region.

PETER J. BLOTT has been our Executive Vice President, Chief Financial Officer since March 2007. He served as our Senior Vice President, Group Financial Controller from March 2004 to March 2007. Prior to that, he served as our Vice President, Operations Finance from July 2003 to February 2004. With 20 years of finance and accounting experience, Mr. Blott has an extensive background in accounting and operations in the pharmaceutical industry. From January 2002 to June 2003, Mr. Blott served as Head of Finance and Logistics for Otsuka Pharmaceuticals Europe. Prior to that he worked for over ten years at GlaxoSmithKline (formerly Glaxo Wellcome), where he held a number of management and financial positions within various manufacturing, commercial and head office operations. Mr. Blott is a U.K. Chartered Accountant, qualifying with Coopers & Lybrand in London, England.

CHARLES J. BRAMLAGE has been President of our European operations since September 2003, President of Operations for Middle East and Africa since April 2006, and President of Operations for North America since December 2007. He is responsible for our North American, European, Middle Eastern and African markets. Mr. Bramlage has more than 20 years of pharmaceutical experience with a strong background in marketing and sales. From April 2001 to September 2003, Mr. Bramlage held senior executive positions, including most recently as President and Chief Executive Officer, at BattellePharma, Inc., a specialty pharmaceutical company developing products using new inhalation technology and now known as Ventaira Pharmaceuticals, Inc. From April 1992 to April 2001, Mr. Bramlage held various marketing and sales positions at GlaxoSmithKline plc, including Vice President of Respiratory Global Commercial Development and Vice President of U.S. Respiratory and Cardiovascular Marketing. On March 26, 2008, Mr. Bramlage notified the Company that he would be resigning.

EILEEN C. PRUETTE has been our Executive Vice President and General Counsel since April 2003. From April 2006 to June 2007, she also served as our Executive Vice President of Human Resources. Ms. Pruette served as Vice President, U.S. Legal and Global Intellectual Property for Sony Ericsson Mobile Communications from October 2001 to March 2003. Ms. Pruette served as General Counsel at Ericsson Inc. for a number of operating groups from January 1996 to October 2001. From June 1990 to January 1995, Ms. Pruette served at GlaxoSmithKline, where she provided legal support for commercial operations while rendering regulatory, commercial and employment law counsel.

None of the executive officers were selected pursuant to any arrangement or understanding. None of the executive officers are related by blood, marriage or adoption to one another or to any director or nominee for director of our Company.

OWNERSHIP OF OUR COMPANY’S SECURITIES

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock and the percentage of shares owned beneficially by those holders of our Common Stock known to us to be beneficial owners of more than 5% of the outstanding shares of our Common Stock as of March 14, 2008.

	Number of Shares
	and Nature of
	Beneficial		Percentage of
Identity of Owner or Group	Ownership		Class(1)

T. Rowe Price Associates, Inc.	13,462,310	(2)	15.1%
100 E. Pratt Street, Baltimore, MD 21202
ValueAct Capital Management, L.P.	13,241,300	(3)	14.8%
435 Pacific Avenue, San Francisco, CA 94133
Loomis, Sayles & Co., L.P.	9,061,634	(4)	10.1%
One Financial Center, Boston, MA 02111
Franklin Mutual Advisers, LLC	6,130,260	(5)	6.9%
101 John F. Kennedy Parkway, Short Hills, NJ 07078
JP Morgan Chase & Co.	5,796,971	(6)	6.5%
270 Park Avenue., New York, NY 10017
ClearBridge Advisors, LLC	5,185,700	(7)	5.8%
399 Park Avenue, New York, NY 10022
Barclays Global Investors, NA.	5,045,081	(8)	5.7%
45 Fremont Street, San Francisco, CA 94105
Osterweis Capital Management, Inc.	4,721,534	(9)	5.3%
One Maritime Plaza, Suite 800, San Francisco, CA 94111

This table is based upon information supplied by the principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table, we believe that the stockholders named in the table have sole voting and investment power with respect to the shares indicated as beneficially owned.

(1)	Based on 89,286,410 shares of Common Stock outstanding on March 14, 2008.

(2)	Includes 13,462,310 shares over which T. Rowe Price Associates, Inc. holds sole dispositive power, of which 1,941,100 shares are deemed issuable upon conversion of warrant privileges; and 1,676,300 shares over which T. Rowe Price Associates, Inc. has sole voting power, of which 205,586 shares are deemed issuable upon conversion of warrant privileges.

(3)	Includes 13,241,300 shares beneficially owned by ValueAct Capital Management, L.P., ValueAct Capital Management, LLC, Jeffrey W. Ubben, George F. Hamel, Jr., and Peter H. Kamin, over which each has shared voting and dispositive power; 11,857,600 shares beneficially owned by ValueAct Capital Master Fund, L.P. and VA Partners, LLC, over which each has shared voting and dispositive power; and 1,383,700 shares beneficially owned by ValueAct Capital Master Fund III, L.P. and VA Partners III, LLC, over which each has shared voting and dispositive power.

(4)	Includes 9,061,643 shares over which Loomis, Sayles & Co., L.P. holds sole dispositive power; 7,263,580 of which Loomis, Sayles & Co., L.P. holds sole voting power.

(5)	All of the shares are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to investment management contracts, are managed by Franklin Mutual Advisers, LLC (“FMA”), which is deemed to have sole voting and dispositive power of such shares. FMA disclaims pecuniary interest in or beneficial ownership of such shares.

(6)	Based on Schedule 13G filed February 11, 2008 on behalf of JPMorgan Chase & Co., J.P. Morgan Securities, Inc. and J.P. Morgan Ventures Corporation.

(7)	Includes (i) 5,065,500 shares beneficially owned by ClearBridge Advisors, LLC, 4,654,400 over which ClearBridge Advisors, LLC holds shared voting power and 5,065,500 over which ClearBridge Advisors, LLC holds shared dispositive power; and (ii) 120,200 shares beneficially owned by Smith Barney Fund Management LLC, 120,200 over which Smith Barney Fund Management LLC holds shared voting power and 120,200 over which Smith Barney Fund LLC holds shared dispositive power.

(8)	Includes (i) 2,783,066 shares beneficially owned by Barclays Global Investors, NA., 2,461,175 over which Barclays Global Investors, NA. holds sole voting power and 2,783,066 over which Barclays Global Investors, NA. holds sole dispositive power; (ii) 2,252,582 shares beneficially owned by Barclays Global Fund Advisors, 2,252,852 over which Barclays Global Fund Advisors holds sole voting power and 2,252,852 over which Barclays Global Fund Advisors holds sole dispositive power; and (iii) 9,533 shares beneficially owned by Barclays Global Investors, Ltd., 9,533 over which Barclays Global Investors, Ltd. holds sole voting power and 9,533 over which Barclays Global Investors, Ltd. holds sole dispositive power.

(9)	Includes (i) 1,582,610 shares beneficially owned by Osterweis Capital Management, Inc., 1,582,610 over which Osterweis Capital Management, Inc. holds sole voting power and 1,582,610 over which Osterweis Capital Management, Inc. holds sole dispositive power; and (ii) 3,138,924 shares beneficially owned by Osterweis Capital Management, LLC, 3,138,924 over which Osterweis Capital Management, LLC holds sole voting power and 3,138,924 over which Osterweis Capital Management, LLC holds sole dispositive power.

OWNERSHIP BY MANAGEMENT

The following table sets forth, as of March 14, 2008, certain information regarding the beneficial ownership of our Common Stock and the percentage of shares owned beneficially by each current director, each director nominee nominated by the Board of Directors and (i) the person serving as Chief Executive Officer of our Company during 2007, (ii) the persons serving as Chief Financial Officer of our Company during 2007, (iii) the other two most highly paid executive officers of our Company who were serving as executive officers at December 31, 2007, and (iv) the most highly paid executive officer of our Company who was not serving as an executive officer at December 31, 2007 (together, the “Named Executive Officers”), and all current directors, director nominees and executive officers of our Company as a group.

	Number of Shares
	and Nature of
	Beneficial	Percentage
Identity of Owner or Group	Ownership(1)(2)	of Class(3)

Current Named Executive Officers, Directors and Director Nominees
Peter J. Blott(4)	249,300	*
Charles J. Bramlage(4)	520,980	*
Robert A. Ingram	50,248	*
Richard H. Koppes(4)	54,055	*
Lawrence N. Kugelman(4)	56,555	*
Theo Melas-Kyriazi	41,555	*
G. Mason Morfit	7,707	*
J. Michael Pearson	1,269,091	*
Norma A. Provencio	9,634	*
Eileen C. Pruette(4)	564,926	*
Former Named Executive Officers
Bary G. Bailey	44,749	*
Timothy C. Tyson(4)	2,996,037	3.2%
Wesley P. Wheeler(4)	449,196	*
Directors, director nominees and current and former executive officers of our Company as a group (13 persons)	6,314,033	4.6%

*	Less than 1% of the outstanding Common Stock.

(1)	This table is based on information supplied by current and former executive officers, directors and director nominees. We believe that shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any shares shown in this table are subject to community property laws. This column illustrates the individual’s total Valeant stock-based holdings plus non-voting interests such as restricted stock units and stock options, including those that will not become exercisable within 60 days.

(2)	The amounts reported include the number of restricted stock units and dividend equivalent rights held by the directors, officers and former officer as follows: Mr. Blott (35,800); Mr. Bramlage and Ms. Pruette (45,980 each); Mr. Ingram (50,248); Messrs. Koppes and Kugelman (36,555 each); Mr. Melas-Kyriazi (41,555); Mr. Morfit (7,707); Mr. Pearson (244,500); Ms. Provencio (9,634); and Mr. Tyson (180,541).

(3)	Based on 89,286,410 shares of Common Stock outstanding on March 14, 2008 plus shares beneficially owned by each individual. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days of the date as of which the information is provided are deemed outstanding for the purpose of calculating the number and percentage owned by such person (or group), but not deemed outstanding for the purpose of calculating the percentage owned by each other person (or group) listed. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on March 14, 2008.

(4)	Included in the shares set forth above are the following stock options that are currently exercisable, or will become exercisable within 60 days, as follows: Mr. Blott (106,750); Mr. Bramlage (295,000); Mr. Koppes (15,000); Mr. Kugelman (10,000); Ms. Pruette (341,500); Mr. Tyson (2,802,000); and Mr. Wheeler (445,750).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such executive officers, directors and stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on its review of the copies of such forms it received, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during fiscal year 2007, all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were timely satisfied, except the following: Messrs. Ingram and Melas-Kyriazi each filed one late Form 4 covering awards of restricted stock units. In addition, Mr. Tyson filed a late Form 4 covering a sale of common stock.

EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

Our executive compensation and benefits program is designed to support our goal to attract, retain and motivate high-performing executives who will deliver superior stockholder value while operating with the highest level of integrity.

The determination of the form and amount of compensation paid to the executive officers of our Company is grounded in the Compensation Philosophy of our Company established from time to time by the Compensation Committee of the Board (for purposes of this analysis, the “Committee”). The Committee regularly monitors current trends and best practices in executive compensation and updates the Compensation Philosophy as appropriate.

Serving on our Committee as of December 31, 2007 were Elaine Ullian (Chairperson), Theo Melas-Kyriazi, Norma A. Provencio and G. Mason Morfit, all of whom had been found to be independent for purposes of serving on the Committee in an assessment by the Corporate Governance/Nominating Committee of our Board. In addition, Robert Ingram and Lawrence Kugelman, who served on the Committee earlier in 2007, were also found to be independent in an assessment by the Corporate Governance/Nominating Committee.

Compensation Philosophy and Objectives

Historically, we have focused total compensation planning on competitive pay analysis where the Committee used the assistance of a compensation consultant (the “Committee Consultant”), to assess compensation levels for executive officers. The Committee Consultant used a combination of pay surveys for pharmaceutical companies similar in size and an appropriate group of industry-specific comparison companies (the “Compensation Peer Group”). Generally, each element of compensation was benchmarked against the Compensation Peer Group for that element of compensation, as well as overall. The compensation paid with respect to 2007 reflected the following guidance:

•	Base salaries between the 50th and 60th percentiles of competitive pay levels using a combination of the pay surveys and the Compensation Peer Group.

•	Incentive pay at the median of the competitive pay for meeting target goals and in the upper quartile for achieving significantly challenging goals and when company performance is above competitive. Long-term incentives were targeted in such a way that the sum of base salary, target annual bonus and long-term incentives achieve between the 50th and 60th percentiles in direct compensation of competitive pay levels for average performance and the upper quartiles for superior performance.

•	Retirement and welfare broad-based benefits which were competitive, approximating the median with general industry companies of similar size. We did not attempt to mirror the pharmaceutical industry benefit programs where, historically, defined benefit retirement programs have been prevalent.

•	Executive benefits and perquisites which were competitive, approximating the median with general industry companies of similar size. We did not provide supplemental executive retirement programs.

As these are only guidelines to our plans, variations occur as dictated by the experience level of the individual, geographical market factors, individual performance and prior commitments under negotiated contracts.

To remain consistent with our Compensation Philosophy, the Committee has engaged the Committee Consultant to conduct an annual review of its total compensation program for the Valeant Management Team (“VMT”) which included the Named Executive Officers. The Committee Consultant provided the Committee with relevant market data and alternatives to consider when making compensation decisions for the Chief Executive Officer and reviewing the recommendations made by our management for executives other than the Chief Executive Officer. The Committee Consultant provides extensive data on comparative salaries, incentive compensation (both annual cash incentives and the long-term equity incentives) and made recommendations regarding target bonus levels under the annual cash incentive program.

The Committee Consultant also advised the Committee regarding non-employee Director compensation, reviewing periodically with the Committee the cash and equity compensation program for non-employee Directors.

The Compensation Peer Group and Competitive Pay

The Compensation Peer Group, which was last reviewed and updated by the Committee in the fall of 2006, was based, in part, on recommendations made by the Committee Consultant, and consisted of companies against which the Committee believed our Company competes for talent and for stockholder investment. The salary, bonus and equity grant data for the officers in this peer group are combined with national survey data to establish the Company’s competitive pay guidelines for the VMT.

With its long lead time to market, complex regulatory framework and risk profile, the fundamental characteristics of the pharmaceutical industry are considered of utmost importance in determining appropriate companies to be included in the Compensation Peer Group. Among companies in the pharmaceutical industry, the Committee seeks to find companies with similar revenues. The Compensation Peer Group companies reported revenues for 2006 between $349.0 million and $2.0 billion.

The most recent comparison companies used by the Committee as the Compensation Peer Group were:

Abraxis Bioscience, Inc.; Alpharma Inc.; Barr Pharmaceuticals, Inc.; Biovail Corporation; Cephalon, Inc.; Endo Pharmaceutical Holdings, Inc.; ImClone Systems Incorporated; King Pharmaceuticals, Inc.; Medicis Pharmaceutical Corporation; Mylan Laboratories Inc.; Sepracor Inc.; Warner Chilcott Limited, and Watson Pharmaceuticals, Inc.

Implementation of Compensation Philosophy

The Committee directly monitors the implementation of the Compensation Philosophy with respect to the VMT. The Chief Executive Officer prepares a recommendation to the Committee for base salary, annual incentive and equity grants as to each member of the VMT, other than the Chief Executive Officer whose compensation is determined solely by the Committee and the Board. In determining the compensation to be awarded to the Chief Executive Officer and in reviewing the recommendations as to other members of the VMT, the Committee reviews, among other things:

•	comparative data provided by the Committee Consultant;

•	tally sheets showing compensation history of each VMT member, including salary, cash incentives and equity grants;

•	termination tally tables showing amounts to be paid in the event of terminations and/or changes-in-control; and

•	carried interest tables showing the value of vested and unvested long-term incentives under an array of stock price assumptions.

The Committee exercises its discretion in modifying or rejecting any recommended aspect of compensation payable to the VMT. For all other employees, management makes aggregate recommendations to the Committee as to bonus and equity grants.

The Executive Compensation Mix

As the executive team of our Company is entrusted with both long and short-term success of our Company, particular care has been given to the balance of the major components in the executive compensation program:

•	Base Salary

•	Incentive Pay

•	Executive Annual Incentive Plan

•	Long-term Equity Incentive Program

•	Retirement and Welfare Benefits; and

•	Executive Benefits and Perquisites

For 2007, the aggregate base salaries for the Named Executive Officers, other than Mr. Bailey, approximated 27% of the targeted total direct compensation package (salary plus annualized incentives and long-term equity incentives). Target annual incentives under the Executive Annual Incentive Plan (as defined below) approximated 20% of the aggregate annualized total direct compensation for such Named Executive Officers. Long-term equity incentives represented about 53% of the target annualized total direct compensation for such Named Executive Officers as a group.

Base Salary

Base salary addresses performance of core duties for each executive role, providing an amount of fixed compensation. Base salary for each Named Executive Officer is determined based on:

•	his or her position and responsibilities;

•	comparison data provided by the Committee Consultant;

•	review of the Named Executive Officer’s compensation relative to other executive officers; and

•	individual performance of the Named Executive Officer.

Salary levels are typically adjusted annually as part of our performance review process, as well as upon a promotion or other change in job responsibilities. The amount of any such adjustments reflects a review of competitive market data, particularly for the Compensation Peer Group, consideration of relative levels of pay internally, and consideration of the individual performance of the executive.

Incentive Pay

The 2006 Equity Incentive Plan (the “2006 Plan”) was approved by a vote of the stockholders on May 23, 2006. The 2006 Plan restated and amended the 2003 Equity Incentive Plan, which was a continuation of other earlier equity plans. The 2006 Plan gives the Committee the latitude to design annual cash incentive programs (the Executive Annual Incentive Plan or “EAIP”) and equity-based incentive compensation programs (the Long-Term Equity Incentive Program, or “LTEIP”) to secure and retain high-performing executives, to provide incentives for such persons to exert maximum efforts for the success of our Company and to provide a means by which our executives may share in the long-term growth and profitability of our Company.

A significant percentage of total compensation is allocated to these two incentives programs (about 73% for the Named Executive Officers, excluding Mr. Bailey, in 2007), although there is no pre-established policy or target for the allocation between the EAIP and the LTEIP. Rather, the Committee reviews information provided by the Committee Consultant to determine the appropriate level and mix of incentive compensation. Historically, and in 2007, the Committee granted a majority of total compensation to our executive officers under the LTEIP. In determining the mix of these compensation elements for executives, we also consider the tax efficiency of the compensation program and competitive data, with a preference toward stock-based awards designed to align with stockholder interests.

The Executive Annual Incentive Plan

The EAIP is an annual cash incentive program which rewards contributions to our achievement of specific annual financial and strategic goals, assuring focus on key annual goals that lead to long-term success and motivating achievement of critical annual performance metrics.

The EAIP provides formulas for the calculation of annual cash incentive-based compensation, subject to Committee oversight and modification. In the first quarter of each year, the Committee reviews and approves the various incentive levels for the VMT based on the participant’s accountability and impact on our operations, with target award opportunities that are established as a percentage of base salary. An executive may earn 0% — 200% of the target award, depending on performance. In addition, regional heads can earn an EBITDA (“Earnings Before Interest, Taxes, Depreciation and Amortization”) kicker (an additional award based on 5% of their region’s EBITDA in excess of their maximum goal).

There are two kinds of objectives for executives in the EAIP: financial goals and strategic initiatives. Detailed goals for both sets of objectives are documented in writing through a Commitment Summary that is reviewed with each participant. In 2007, the Chief Executive Officer, the Chief Financial Officer and the General Counsel each were limited to financial goals and did not have any bonus participation assigned to strategic initiatives. The EAIP financial goal measurements, which are not necessarily calculated in accordance with Generally Accepted

Accounting Principles (“GAAP”). or reported measures but rather include adjustments that the Committee believes better reflects the executives’ impact on the Company’s performance, are:

•	earnings per share (“EPS”);

•	working capital;

•	revenue; and

•	EBITDA.

The applicability and weighting of financial goals as to each executive was made by the Committee upon the recommendation of the Chief Executive Officer. For the Chief Executive Officer, the Chief Financial Officer, and the General Counsel, the financial goals for 2007 were overall corporate measures. For the Regional Heads, the EPS target was a corporate measure, but EBITDA, working capital and revenue reflect regional goals. The Committee also set the threshold, target and maximum levels for each component of the financial objectives portion of the EAIP, with target goal levels set based upon the approved strategic plan for 2007, and threshold and maximum levels being set based on a percentage below and above the target goal reflecting the level of difficulty of achieving the target goals. Generally, the Committee attempted to set the threshold, target and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year. Under the EAIP, the occurrence of material events, including major acquisitions or dispositions, causes a re-examination of the financial goals to assure continued appropriate levels of difficulty in achieving goals; in 2007 the EPS and revenue goals were adjusted to reflect the disposition of our Infergen product.

The remaining portion of the EAIP award is based upon the completion of strategic initiatives of each individual executive approved by the Committee, though for the Chief Executive Officer, the Chief Financial Officer and the General Counsel, there were no strategic initiatives for 2007.

Upon completion of the fiscal year, the Committee assesses the performance of our Company for each corporate financial objective of the EAIP, comparing the actual fiscal year results to the established threshold, target and maximum levels for each objective, and an overall percentage amount for the corporate financial objectives is calculated.

Discretionary Adjustment — On an exception basis, once the formula award has been calculated under the EAIP, the Chief Executive Officer may recommend to the Committee an increase or decrease of an award to an executive officer other than the Chief Executive Officer of up to 25% to recognize special circumstances. Such recommendation may only be implemented upon the further recommendation to, and approval of, the Board.

For 2007, the VMT consisted only of the Chief Executive Officer, the Chief Financial Officer, the General Counsel, and Regional Heads. The target bonus for the Chief Executive Officer in 2007 was 100% of his base salary; the target bonus for all other members of the VMT was 60% of their base salary.

Under the 2007 EAIP, in order to receive any payment under the financial goals portion of the EAIP, an executive had to have achieved the threshold level of:

•	the EBITDA goal for Regional Heads; or

•	EPS for all other participating executives.

EBITDA Kicker — Regional Heads whose region exceeded the EBITDA maximum goal were eligible to earn an additional award based on 5% of their region’s EBITDA in excess of their maximum goal.

As reflected in the column entitled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table found under the Executive Compensation and Related Matters section, due to a finding of a material weakness in our internal control over financial reporting, there were no awards made to Named Executive Officers under the EAIP for performance in 2007.

Long-Term Equity Incentive Program

The Long-Term Equity Incentive Program encourages executives to focus on long-term Company performance and is designed to balance short-term goals, and align executives’ performance to stockholder interests, providing compensation more directly correlating to improved stockholder value.

Equity grant award levels are determined based on competitive market data. The 2006 Plan is flexible and permits a broad array of equity grants. In 2007, the Committee chose to grant a combination of stock options, restricted stock units that vest over time as long as the executive continued to provide services and restricted stock units which vest based on the achievement of certain pre-established performance goals (“Performance Vested Restricted Stock Units” or “PVRSUs”). Stock options provide value only when stockholders realize an increase in the value of their holdings. Restricted Stock Units (“RSUs”) balance stock options by providing the executives a financial stake in the Company even if the stock price falls below the price as of the date of grant. PVRSUs tie the size of the grant to our total shareholder return (“TSR”). In determining the size of the total long-term incentive grant to an executive, the Committee considers, among other things, compensation levels among our peer companies, industry survey data on practices and trends, Company performance, the executive’s individual performance and positioning relative to other of our executives, as well as the executive’s current and expected contributions to the Company. The Committee also reviews previously granted awards and amounts of awards outstanding.

For 2007, the Company delivered a mix of stock options, RSUs, and PVRSUs at a value of 150% the intended annualized award value by front-loading a portion of the 2008 and 2009 award value in the 2007 grant through additional RSUs and PVRSUs. The RSUs were granted to provide additional retention incentive to our executives during an uncertain time. The front-loaded Performance Vested Restricted Stock Units align with our stockholders since they are only payable if certain levels of TSR performance are achieved over a 3 year period. In 2007, the mix of stock options, RSUs, and PVRSUs granted to our Named Executive Officers was 51%, 72%, 27%, respectively, as a percentage of each executive’s annualized target long-term incentive value. The annual grant value for the 2008 and 2009 grants will be at 75% of each executive’s annual award value in order to fund the front-loading of grants in 2007.

Annual awards of stock options to executives are made at the Committee’s regularly scheduled Fall meeting, which is scheduled sufficiently in advance so that grants cannot be “timed” to take advantage of the release of material nonpublic information. Newly hired or promoted executives receive their equity awards on the later of (a) their first day of employment or (b) the date of approval of the grant by the Committee. All awards of stock options under the 2006 Plan are made at or above the fair market value of our common stock on the date of grant.

Stock options granted by the Committee vest at a rate of 25% per year over the first four years of the ten-year option term. Vesting rights cease upon termination of employment. Under the 2006 Plan, there is a limited period of post-termination exercise of three months, except in the case of death or disability where the post-termination exercise period is extended to 12 months. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. Each Incentive Plan has varying standards for the application of change in control provisions, and prior to the 2006 Plan, generally accelerated options upon a change in control. The 2006 Plan contains a so-called “double trigger” provision which provides that options are accelerated upon a change in control only if the employment of the executive is involuntarily terminated without cause (or if the participant resigns with good reason), in either case in conjunction with the change in control. However, Mr. Tyson’s employment agreement and the severance agreements of the other Named Executive Officers accelerate vesting of options upon a change in control, irrespective of loss of employment.

RSUs granted in 2007 to the Named Executive Officers vest entirely on the third anniversary of the grant. Vesting of these grants is also accelerated upon a change in control pursuant to Mr. Tyson’s employment agreement and the severance agreements of the Named Executive Officers.

PVRSUs vest according to the TSR of the Company on the third anniversary of the date of grant. If the TSR is less than 10%, no shares vest. If the TSR equals 10%, the “target” number of PVRSUs specified in the grant notice vests. If the TSR equals 20%, three times the number of “target” PVRSUs specified in the grant notice vests. If the

TSR is between 10% and 20%, the PVRSUs vest in the mathematical interpolation between the number of shares which would vest at such two percentages.

The combination of the aggregate Named Executive Officers’ base salaries, target bonus payments and annualized equity granted provided in 2007 approximated the 50th percentile of competitive pay and is consistent with the Company’s compensation philosophy.

Exercise and Hold Requirements

To align the interests of executives with the interests of the stockholders, we have instituted an “exercise and hold” rule for all equity grants made on or after October 31, 2006 to the Chief Executive Officer and those executives reporting directly to the Chief Executive officer as of the date of the grant. Beginning with the annual grants issued on that date, a provision has been added to the standard equity award agreements applicable to such executives prohibiting the executive from selling, disposing of, transferring, or entering into any similar transaction with the same economic effect as a sale of fifty percent (50%) of the “net shares” of common stock purchased upon the exercise of the option (or vested, in the case of RSUs or PVRSUs) until the earlier of (i) the executive’s death, (ii) the executive’s disability, (iii) the termination of the executive’s service, or (iv) the second anniversary of the date on which the executive purchased such shares. In order to enforce the foregoing, we may impose stop-transfer instructions with respect to such shares of Common Stock until the end of such period, or place legends on stock certificates issued pursuant to the 2006 Plan restricting the transfer of such shares until the end of such period. For purposes of this requirement, with respect to stock options the term “net shares” means the number of shares being exercised minus the minimum number of whole shares necessary to pay the purchase price of the option and pay for applicable withholding taxes.

Retirement and Welfare Benefits

The retirement and welfare benefit programs are a necessary element of the total compensation package to ensure a competitive position in attracting and maintaining a committed workforce. Participation in these programs is not tied to performance.

The specific contribution levels by our Company to these programs are evaluated annually to maintain a competitive position while considering costs.

•	Retirement Savings Plan — All employees in the United States were eligible to participate in the Retirement Savings Plan. The Retirement Savings Plan is a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code pursuant to which all U.S. based employees, including the Named Executive Officers, were able to contribute to the Retirement Savings Plan, on a before-tax basis, the lesser of (a) up to 50% of their annual salary or (b) the limit prescribed by the Internal Revenue Service. We matched 50% of the first 6% of pay that is contributed to the Retirement Savings Plan. All employee contributions to the Retirement Savings Plan are fully vested upon contribution; matching contributions vest at 20% per year of employment.

•	Welfare Plans — Our executives were also eligible to participate in our broad-based welfare benefits plans (including medical, dental, vision, life insurance and disability plans) upon the same terms and conditions as other U.S. based employees.

Executive Benefits and Perquisites

We provided Named Executive Officers with perquisites and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

In addition to participation in the plans and programs described above, the Named Executive Officers were provided the following programs which were established in 2003:

•	An Executive Medical Reimbursement Program, which reimburses up to $10,000 per year of medical and dental costs which are not otherwise covered by insurance.

•	An Executive Allowance, which varies for the Named Executive Officers from $25,000 to $35,000. This compensation is not included in salary upon which bonuses are determined and is not subject to annual raises, but is provided as a flexible alternative to automobile allowances, financial planning allowances or similar compensation paid by peers who compete for our executive talent.

•	A Supplemental Life Insurance program with two elements. First, term life insurance coverage is increased from “one times salary” to “three times salary”, with a $1 million cap. Second, we purchase on behalf of the executives a universal whole life policy with a face value of $200,000.

•	An Executive Physical Program under which executives are offered a comprehensive annual physical at a local medical facility at no charge to the executive.

•	Pursuant to his employment contract, Mr. Tyson was entitled to reimbursement of expenses for spousal travel while his spouse accompanied him on Company business trips.

Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2007, are included in the column entitled “All Other Compensation” of the Summary Compensation Table.

The employment agreements of Mr. Tyson, the Chief Executive Officer in 2007, included a change in control provision providing for certain cash payment and other benefits in the event of a change in control. In addition, we have entered into executive severance agreements providing change in control benefits for certain key employees, including the Named Executive Officers other than the Chief Executive Officer. The executive severance agreements were designed to promote stability and continuity of senior management. The employment agreement of the Chief Executive Officer included a provision which gave him limited rights to a Section 280G “gross up” in certain circumstances; the severance agreements of the other Named Executive Officers provide for a reduction in benefits paid to the executive should a severance payment become subject to Section 280G to the extent that the reduction in benefits yields a more favorable after tax result for the executive. Information regarding applicable payments under such agreements for the Named Executive Officers is provided under the Executive Compensation and Related Matters sub-section, “Potential Payments Upon Termination or Change-in-Control”.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, which provides that we may not deduct compensation in excess of $1,000,000 that is paid to certain individuals unless that compensation is performance based and meets other requirements. We generally develop our compensation plans such that compensation paid under the management incentive plans is fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. For fiscal 2007, it is expected that all compensation paid to Named Executive Officers will be fully tax deductible.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based payments including grants under the 2006 Plan, in accordance with the requirements of FASB Statement 123(R).

Employment Arrangements with Mr. Pearson

The Company entered into an employment agreement with Mr. Pearson (the “Employment Agreement”), effective as of February 1, 2008, with respect to his employment as Chief Executive Officer and election to the Board of Directors as a director and Chairman. The Employment Agreement extends until February 1, 2011. Under the Employment Agreement, Mr. Pearson receives an annual base salary of $1,000,000 and is eligible to receive a target bonus equal to 100% of annual base salary if certain pre-determined performance goals established at the discretion of the Compensation Committee (up to 200% of annual base salary if maximum levels of performance are achieved). For 2008, Mr. Pearson’s annual bonus is guaranteed to be a minimum of $1,000,000 and was paid in the form of 81,500 restricted stock units.

By February 1, 2009, Mr. Pearson is required to purchase shares of Company common stock with a minimum value of $3,000,000, which will be subject to transfer restrictions described in the Employment Agreement. For each share purchased Mr. Pearson will receive a restricted stock unit subject to time-based vesting restrictions. In addition, Mr. Pearson received an option to purchase at an exercise price of $12.19 per share 1,024,591 shares of Company common stock that vest 25% per year over the next four years provided that Mr. Pearson remains employed with the Company on the applicable vesting date, and a grant of 407,498 performance share units which will vest and be payable on February 1, 2011 or February 1, 2012 provided that Mr. Pearson remains employed by the Company on the applicable date and performance thresholds are met and if certain higher performance thresholds are met, the number of shares which vest may increase to as many as 1,222,494 shares. Mr. Pearson also received a grant of 163,000 restricted stock units with a value of $2,000,000 vesting on February 1, 2009. The Company does not intend to grant Mr. Pearson any further equity or equity-based awards for the remaining term of his contract.

The Employment Agreement provides that Mr. Pearson’s employment may be terminated by the Company upon his death or disability, or with or without cause, or by Mr. Pearson with or without good reason (as defined in the Employment Agreement). Upon termination by reason of death or disability, by us for cause, or by Mr. Pearson without good reason, Mr. Pearson receives all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Pearson is entitled to immediate vesting of all outstanding options and restricted stock units (performance share units vest based on performance through the date of Mr. Pearson’s termination). Upon termination of Mr. Pearson’s employment by the Company without cause or by Mr. Pearson for good reason, other than during the 12 months following a change in control (as defined in the Employment Agreement), Mr. Pearson is entitled to a severance payment equal to two times the sum of (i) his base salary and (ii) his target bonus for the year of his termination. Mr. Pearson is also entitled to continuation of employee welfare benefits for 24 months. All unvested equity awards are forfeited except that (i) the restricted stock units granted to Mr. Pearson as a sign-on bonus and in connection with his purchase of Company common stock vest and (ii) a pro-rata portion of the performance shares vest based on actual performance through the date of termination.

Upon a change in control, the performance share units vest based on performance through the date of the change in control and, to the extent not replaced with substitute awards of the acquiring company, all outstanding options and restricted stock units vest. Upon termination of Mr. Pearson’s employment by the Company without cause or by Mr. Pearson for good reason within 12 months following a change in control, Mr. Pearson is entitled to a severance payment equal to three times the sum of (i) his base salary and (ii) target bonus for the year of his termination. Mr. Pearson is also entitled to employee benefits for 24 months and all outstanding equity awards, to the extent not vested on the change in control, will vest.

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation awarded to or paid to the Named Executive Officers for services rendered to our Company in all capacities during the year ended December 31, 2007.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)		($)

Current Officers
Peter J. Blott	2007	338,214	—	38,852	271,507	—	47,052	(5)	695,625
Executive Vice President, Chief Financial Officer	2006	257,969	—	—	163,958	189,864	50,009		661,800
Charles J. Bramlage	2007	400,155	—	88,320	611,112	—	45,418	(6)	1,145,005
President, North America, Europe, Middle East, Africa	2006	388,500	—	49,464	714,189	163,170	67,652		1,382,975
Eileen C. Pruette	2007	355,300	—	88,320	570,436	—	47,528	(7)	1,061,584
Executive Vice President, General Counsel	2006	340,000	—	49,464	644,266	286,231	51,603		1,371,564
Former Officers
Timothy C. Tyson(8)	2007	894,400	—	311,318	2,539,160	—	95,100	(9)	3,839,978
President and Chief Executive Officer	2006	860,000	—	148,404	3,231,352	645,000	88,334		4,973,090
Bary G. Bailey	2007	184,029	—	—	325,692	—	48,797	(10)	558,518
Executive Vice President and Chief Financial Officer	2006	434,718	—	49,464	1,255,813	256,481	61,767		2,058,243
Wesley P. Wheeler	2007	394,485	—	—	589,477	—	354,566	(11)	1,338,528
President, North America/R&D	2006	409,500	—	49,464	794,403	173,527	53,598		1,480,492

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year of restricted stock units granted in 2007 as well as prior fiscal years, in accordance with SFAS 123(R).

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year of stock options granted in 2007 as well as prior fiscal years in accordance with SFAS 123(R). Assumptions used in the calculation of these amounts are included in note 14 to our financial statements for the fiscal year ended December 31, 2007, within our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2008.

(3)	Except where otherwise indicated, amounts included in this column are for performance bonuses earned with respect to the applicable year, but paid in the following year.

(4)	These numbers include the cost to our Company of providing perquisites and other personal benefits.

(5)	Includes the following perquisites: executive allowance ($25,000); executive medical reimbursement allowance (up to $10,000); 401(k) match ($6,750); group term life insurance; whole life insurance; executive life insurance; and annual physical.

(6)	Includes the following perquisites: executive allowance ($25,000); executive medical reimbursement allowance (up to $10,000); 401(k) match ($5,108); group term life insurance; whole life insurance; executive life insurance; and annual physical.

(7)	Includes the following perquisites: executive allowance ($25,000); executive medical reimbursement allowance (up to $10,000); 401(k) match ($6,750); group term life insurance; whole life insurance; executive life insurance; and annual physical.

(8)	Mr. Tyson also served on our Board. Mr. Tyson did not receive compensation of any kind for his services as a Board member.

(9)	Includes the following perquisites: automobile allowance ($28,845); spouse travel benefits ($21,887); tax preparation expenses ($14,590); executive medical reimbursement allowance (up to $10,000); 401(k) match;

group term life insurance; whole life insurance; executive life insurance; annual physical; presidents club discretionary spend; and service award gift card.

(10)	Includes the following perquisites: reimbursement for non-refundable vacation cancelled at the Company’s request ($15,570); executive allowance ($14,583); executive medical reimbursement allowance (up to $10,000); 401(k) match ($5,521); group term life insurance; whole life insurance; executive life insurance; and annual physical.

(11)	Includes the following perquisites: executive allowance; executive medical reimbursement allowance; 401(k) match; spouse travel benefits; group term life insurance; whole life insurance; executive life insurance; annual physical; and presidents club discretionary spend. Also included in this amount is a severance payment to Mr. Wheeler in the amount of $300,000. Mr. Wheeler received this payment in connection with his termination of employment, including all liabilities under his Executive Severance Agreement.

OPTION GRANT INFORMATION

The following table sets forth information about non-equity awards and stock options granted to the current and former Named Executive Officers in 2007.

Grants of Plan-Based Awards

							All Other	All Other
							Stock	Option
							Awards:	Awards:
					Estimated Future		Number	Number	Exercise
		Estimated Future Payouts			Payouts Under		of	of	or Base
		Under Non-Equity Incentive			Equity Incentive		Shares of	Securities	Price of	Full Grant
		Plan Awards(1)			Plan Awards(2)		Stock or	Underlying	Option	Date Fair
	Grant	Threshold	Target	Maximum			Units(3)	Options(4)	Awards(5)	Value(6)
Name	Date	($)	($)	($)	Target	Maximum	(#)	(#)	($/Sh)	($)

Current Officers
Peter J. Blott	10/30/07				10,800	32,400				96,228
	10/30/07						25,000			370,000
	10/30/07							50,000	14.80	302,170
	N/A	20,275	202,750	405,500
Charles J. Bramlage	10/30/07				10,800	32,400				96,228
	10/30/07						25,000			370,000
	10/30/07							50,000	14.80	302,170
	N/A	33,613	240,093	480,186
Eileen C. Pruette	10/30/07				10,800	32,400				96,228
	10/30/07						25,000			370,000
	10/30/07							50,000	14.80	302,170
	N/A	21,318	213,180	426,360
Former Officers
Timothy C. Tyson	10/30/07				45,000	135,000				400,950
	10/30/07						105,000			1,554,000
	10/30/07							210,000	14.80	1,269,114
	N/A	89,440	894,400	1,788,800
Bary G. Bailey	—	—	—	—	—	—	—	—	—	—
Wesley P. Wheeler	10/30/07				10,800	32,400				96,228
	10/30/07						25,000			370,000
	10/30/07							50,000	14.80	302,170
	N/A	35,430	253,071	506,142

(1)	These columns show the potential value of the payout for each Named Executive Officer under our 2007 Executive Annual Incentive Plan if the threshold, target or maximum goals are satisfied for both performance measures. The method for determining the payouts is described in the Executive Compensation and Related Matters sub-section, “Compensation Discussion and Analysis”.

(2)	These columns show the potential number of restricted stock units that may convert into shares of Common Stock only if the annual total shareholder return meets or exceeds the 10% threshold over the three-year performance period.

(3)	This column shows the number of restricted stock units granted in 2007 to the Named Executive Officers. The vesting period for the awards is three years.

(4)	This column shows the number of stock options granted in 2007 to the current and former Named Executive Officers. These stock options vest in four equal parts beginning one year following the date of grant and on each subsequent anniversary of the date of grant.

(5)	This column shows the exercise price for the stock options granted, which was the closing price of our Common Stock on October 30, 2007, the date the Board approved the options.

(6)	This column shows the full grant date fair value of stock options under SFAS 123(R) granted to the Named Executive Officers in 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the current holdings of stock options and stock awards by the Named Executive Officers. This table includes unexercised and unvested option awards and unvested restricted stock units. Each equity grant is shown separately for each Named Executive Officer. The market value of the stock awards is based on the closing market price of our Common Stock as of December 31, 2007, which was $11.97.

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
							Number	Value
							of	of
						Market	Unearned	Unearned
	Number	Number			Number	Value of	Shares,	Shares,
	of	of			of Shares	Shares or	Units or	Units or
	Securities	Securities			or Units	Units of	Other	Other
	Underlying	Underlying			of Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Options		That Have	That Have	That Have	That Have
	Options	Options	Exercise	Option	Not	Not	Not	Not
	(#)(1)	(#)(1)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)(2)	($)

Current Officers
Peter J. Blott	—	50,000	14.80	10/30/2017	25,000 (3)	299,250	10,800	129,276
	11,250	33,750	18.68	10/31/2016
	17,000	17,000	17.72	11/1/2015
	15,000	5,000	23.92	11/26/2014
	13,500	—	18.55	11/4/2013
	50,000	—	16.76	6/30/2013
Charles J. Bramlage	—	50,000	14.80	10/30/2017	25,000 (3)	299,250	10,800	129,276
	22,500	67,500	18.68	10/31/2016
	45,000	45,000	17.72	11/1/2015	10,000 (4)	119,700
	52,500	17,500	23.92	11/26/2014
	50,000	—	18.55	11/4/2013
	125,000	—	14.99	8/12/2013
Eileen C. Pruette	—	50,000	14.80	10/30/2017	25,000 (3)	299,250	10,800	129,276
	22,500	67,500	18.68	10/31/2016
	40,000	40,000	17.72	11/1/2015	10,000 (4)	119,700
	45,000	15,000	23.92	11/26/2014
	109,000	—	18.55	11/4/2013
	125,000	—	8.45	3/12/2013
Former Officers
Timothy C. Tyson	—	210,000	14.80	10/30/2017	105,000 (3)	1,256,850	45,000	538,650
	86,250	258,750	18.68	10/31/2016
	180,000	180,000	17.72	11/1/2015	30,000 (4)	359,100
	300,000	100,000	23.92	11/26/2014
	487,000	—	18.55	11/4/2013
	1,000,000	—	8.42	11/5/2012
Bary G. Bailey	—	—	—	—	—	—	—	—
Wesley P. Wheeler	22,500	—	18.68	10/31/2016
	45,000	—	17.72	11/1/2015
	56,250	—	23.92	11/26/2014
	174,000	—	18.55	11/4/2013
	148,000	—	10.80	1/4/2013

(1)	The stock options vest in four equal parts beginning one year following the date of grant and on each subsequent anniversary of the date of grant.

(2)	The restricted stock units are subject to specified performance criteria tied to total shareholder return over the next three years.

(3)	The restricted stock units are subject to a three-year cliff-vesting period.

(4)	The restricted stock units vest over five years with 50% occurring at the three-year anniversary of the date of grant and the remaining 50% vesting in two equal annual installments at the fourth and fifth anniversary of the date of grant.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Current Officers
Peter J. Blott	—	—	—	—
Charles J. Bramlage	—	—	—	—
Eileen C. Pruette	—	—	—	—
Former Officers
Timothy C. Tyson	—	—	—	—
Bary G. Bailey(1)	487,461	$2,756,497	—	—
Wesley P. Wheeler	—	—	—	—

(1)	Mr. Bailey exercised 487,461 stock options between June 13, 2007 and August 1, 2007, with an average exercise price of $11.19 and average market price of $17.39.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Former President and Chief Executive Officer Agreement

We entered into an Executive Employment Agreement with Mr. Tyson on October 24, 2002, and an Amended and Restated Executive Employment Agreement with Mr. Tyson on March 21, 2005, effective as of January 1, 2005 (Mr. Tyson’s agreement, as amended and restated, is referred to herein as the “Tyson Employment Agreement”).

The Tyson Employment Agreement provided that Mr. Tyson’s employment may be terminated by us upon his death or disability, or with or without cause, or by Mr. Tyson with or without good reason (as defined in the agreement). Upon termination by reason of death or disability, by us for cause, or by Mr. Tyson without good reason, Mr. Tyson was entitled to receive all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Tyson was entitled to a prorated portion of his annual bonus, health and medical coverage for two years, and immediate vesting of all outstanding awards, options and stock appreciation rights (which remain exercisable for up to two years). Upon termination of Mr. Tyson’s employment by us without cause, or by Mr. Tyson for good reason, or if we decided not to extend the term of his agreement, Mr. Tyson was entitled to the same benefits he would have received upon termination for death or disability, plus, subject to his not engaging in certain “prohibited activities,” a severance payment equal to two times the sum of (i) his base salary and (ii) the greater of (a) his average bonus for the prior two years; or (b) his target bonus for the year of his termination. Mr. Tyson was also entitled to continuation of employee welfare benefits for 24 months. All restrictions on outstanding equity awards lapse and all such awards, including stock options became immediately and fully vested and stock options became exercisable for two years following termination. If such termination had occurred within 12 months following or in contemplation of a change in control, Mr. Tyson would have been entitled to the same benefits as described above for a termination without a change in control, except that the severance payment would have been equal to three times the sum of (i) his base salary and (ii) the greater of (a) his average bonus of the prior two years; or (b) his target bonus for the year of his termination. Further in the event of a termination in connection with a change in control, the post termination exercise period for his options became three years. Mr. Tyson was also entitled to employee benefits for 24 months and a cash payment equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by us for an additional two years over the actuarial equivalent of his actual retirement benefit. In each case, Mr. Tyson was under no obligation to mitigate amounts payable under his agreement.

For purposes of the Tyson Employment Agreement, a “change in control” generally meant any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of our outstanding voting securities, other than an acquisition (i) directly from us, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by us or any of our subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of our Company in the same proportion as their ownership of stock in our Company immediately prior to such acquisition;

•	the individuals serving on our Board as of the date of the Tyson Employment Agreement and any new director whose election by the Board or nomination for election by our stockholders was approved by the affirmative vote of at least a majority of the directors then still in office who either were directors on the date of the Tyson Employment Agreement or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

•	the closing of a merger or consolidation involving our Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of our Company outstanding immediately before the merger of consolidation; or

•	the closing of a complete liquidation or dissolution of our Company, or an agreement for the sale or other disposition of all or substantially all of the assets of our Company.

Mr. Tyson’s agreement also provided for certain “gross-up” payments if he was subject to the excise tax imposed under Section 4999 of the Internal Revenue Code (or related interest and penalties) with respect to payments and benefits under his agreement or otherwise.

Tyson Separation and Release Agreements.  In connection with Timothy C. Tyson’s resignation from the Company as of February 1, 2008, the Company and Mr. Tyson entered into a separation agreement dated as of February 1, 2008 (the “Tyson Separation Agreement”) and a release agreement dated as of February 1, 2008 (the “Tyson Release Agreement”). The Tyson Separation Agreement generally provides Mr. Tyson with payments and benefits to which he was entitled under his existing employment agreement upon a termination by the Company without cause or by the executive for good reason. Under the terms of the Separation Agreement, Mr. Tyson received a pro-rata annual bonus equaling $78,198, and a severance payment equaling $3,577,600. All previously unvested outstanding equity awards held by Mr. Tyson vested, such accelerated vesting having a Black-Scholes value of $5,516,700. In addition, the Tyson Separation Agreement provided for Mr. Tyson to serve as a consultant to the Company during a three-month transition period (renewable for an additional three-month period by mutual agreement) following his termination, at a rate of $29,800 per month. Under the Tyson Release Agreement, Mr. Tyson released the Company from any and all claims, liabilities and obligations other than those set forth in the Tyson Release Agreement.

Former Chief Financial Officer Agreement

We entered into an Executive Employment Agreement with Mr. Bailey on October 22, 2002 (the “Bailey Employment Agreement”). The Bailey Employment Agreement provided that Mr. Bailey’s employment could be terminated by us upon his death or disability, or with or without cause, or by Mr. Bailey with or without good reason (as defined in the agreement). Upon termination by reason of death or disability, by us for cause, or by Mr. Bailey without good reason, Mr. Bailey was entitled to receive all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Bailey was also entitled to a prorated portion of his annual bonus. Upon termination of Mr. Bailey’s employment by us without cause, or by Mr. Bailey for good reason, or if we decided not to extend the term of his agreement, Mr. Bailey was entitled to accrued compensation, plus, subject to his not engaging in certain “prohibited activities” for one year, an additional payment equal to the sum of (a) his base salary and (b) his average annual bonus for the prior two years. If such termination occurred within twelve months after a change in control, such payment was based on three times salary and bonus, and Mr. Bailey was also entitled to (i) certain employee benefits for up to twenty-four months, (ii) immediate vesting of all outstanding awards, options and stock appreciation rights, and (iii) a cash payment equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by us for an additional two years over the actuarial equivalent of his actual retirement benefit.

For purposes of the Bailey Employment Agreement, a “change in control” generally meant the occurrence of any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of our outstanding voting securities, other than an acquisition (i) directly from us, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by us or any of our subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of our Company in the same proportion as their ownership of stock in our Company immediately prior to such acquisition;

•	the individuals serving on the board of directors of our Company as of October 22, 2002 and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on October 22, 2002 or whose election or nomination for election was previously so approved, cease for any reason to constitute at least two-thirds of the board of directors;

•	the approval by the stockholders of our Company of a merger or consolidation involving our Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 70% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of our Company outstanding immediately before the merger of consolidation; or

•	the approval by the stockholders of our Company of a complete liquidation or dissolution of our Company, or an agreement for the sale or other disposition of all or substantially all of the assets of our Company.

Mr. Bailey’s agreement provided that payments and benefits under his agreement and all other related arrangements will not exceed the maximum amount that may be paid to him without triggering “excess parachute payment” penalties under Section 280G of the Internal Revenue Code of 1986, but only if this would increase the net amount he would realize after payment of income and excise taxes.

Mr. Bailey resigned from our Company effective May 31, 2007.

Executive Officer Agreements

We have also entered into severance agreements (the “Executive Severance Agreements”) with Messrs. Blott, Bramlage and Wheeler, and Ms. Pruette (each, an “Executive”). With the exception of Mr. Wheeler’s Executive Severance Agreement which expired upon his resignation and with respect to which he waived any potential Company obligations, each Executive Severance Agreement expires on December 31, 2010 unless sooner terminated following a change in control, and shall automatically be extended for successive one-year periods unless no later than six months prior to a scheduled expiration date we notify the Executive that the agreement will not be extended. The purposes of the severance agreements are to retain key executives and provide a competitive level of severance benefits should the executive be involuntarily terminated under certain circumstances.

Under each Executive Severance Agreement, upon termination by reason of death or disability, by us for cause, or by the Executive without good reason, the Executive will receive all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, the Executive, in addition, will be entitled to a prorated portion of the Executive’s annual bonus.

If the Executive’s employment is terminated by us without cause, or by the Executive with good reason, and the Executive agrees to not to engage in certain activities that might compete with us for a period of one year after termination, the Executive will receive a payment equal to the sum of: (a) any accrued and unpaid salary, (b) any unpaid annual bonus payable for the most recently completed year, (c) the Executive’s annual base salary then in effect and (d) the lesser of the average of the annual incentive program bonuses paid to the Executive for the five prior years (or such shorter period if the Executive has not been eligible to participate in the annual incentive program) or the Executive’s target bonus at such time. If the Executive is terminated by us, other than for cause, disability or death, or by the Executive for good reason, we will also pay up to an aggregate of $20,000 for outplacement services.

If in contemplation of or within twelve months after a change in control, the Executive is terminated by us without cause, or terminates his employment with good reason, and the Executive agrees not to engage in prohibited activities for a period of one year following termination, the Executive will be entitled to a payment equal to two times the sum of (a) the Executive’s annual base salary plus (b) the higher of the average of the annual incentive program bonuses paid to the Executive for the five prior years (or such shorter period if the Executive has not been eligible to participate in the annual incentive program) or the Executive’s target bonus at the time of the change in control. In addition, for one year after such termination following a change in control or such longer period as may be provided by the terms of the appropriate benefit plans, we shall provide the Executive and his or her family with medical, dental and life insurance benefits at least equal to those which would have been provided had the Executive not been terminated, in accordance with the applicable benefit plans in effect on the change in control measurement date or, if more favorable, in effect generally at any time after the change in control measurement date with respect to other peer executives of our Company and our affiliated companies. All outstanding options to purchase shares of Common Stock, each outstanding restricted stock award and any other unvested equity compensation right shall be fully vested or exercisable and each such share or equity interest shall no longer be subject to a right of repurchase by us.

Under each Executive Severance Agreement, a “change in control” generally means any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of our outstanding voting securities, other than an acquisition (i) directly from us, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by us or any of our subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of our Company in the same proportion as their ownership of stock in our Company immediately prior to such acquisition;

•	the individuals serving on our Board as of the date of each Executive Severance Agreement, and any new director whose election by the Board or nomination for election by our stockholders was approved by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on the date of each Executive Severance Agreement or whose election or nomination for election was previously so approved, cease for any reason to constitute at least two-thirds of the Board;

•	the approval by the stockholders of our Company of a merger or consolidation involving our Company if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 70% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of our Company outstanding immediately before the merger of consolidation; or

•	the approval by the stockholders of our Company of a complete liquidation or dissolution of our Company, or an agreement for the sale or other disposition of all or substantially all of the assets of our Company.

Each Executive Severance Agreement provides that payments and benefits under the agreement and all other related arrangements will not exceed the maximum amount that may be paid to the Executive without triggering “excess parachute payment” penalties under Section 280G of the Internal Revenue Code of 1986, as amended, but only if this would increase the net amount the Executive would realize after payment of income and excise taxes.

Wheeler Separation and Release Agreement.  In connection with Wesley P. Wheeler’s resignation from the Company as of December 13, 2007, the Company and Mr. Wheeler entered into a Separation and Release Agreement, dated December 13, 2007 (the “Wheeler Separation Agreement”). Under the terms of the Wheeler Separation Agreement, the Company paid Mr. Wheeler $300,000 and Mr. Wheeler released the Company from all claims (including all claims for compensation, bonuses and claims under any contract, including claims under his Executive Severance Agreement), liabilities and obligations other than those set forth in the Wheeler Separation Agreement.

Termination/Change-in-Control(1)

				Accelerated	Accelerated
	Cash		Benefits and	Option	RSU	Section 280G
	Severance		Perquisites	Vesting(2)	Vesting(3)	Gross-up(4)
Name	($)		($)	($)	($)	($)

Current Officers
Peter J. Blott	1,368,000	(5)	56,630	—	428,526	—
Charles J. Bramlage	1,535,352	(5)	56,366	—	548,226	—
Eileen C. Pruette	1,505,048	(5)	56,630	—	548,226	—
Former Officers
Timothy C. Tyson	6,260,800	(6)	67,332	—	2,154,600	3,031,419

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2007 by us without cause or by Named Executive Officer for good reason within twelve months following a change-in-control or in contemplation of a change-in-control.

(2)	The executives’ stock options that were otherwise unvested at December 31, 2007 would have vested pursuant to the terms of their individual employment agreements. However, as of December 31, 2007, none of the executives’ unvested stock options had intrinsic value (i.e. none had an exercise price that was less than the December 31, 2007 share price of $11.97.)

(3)	Amount shown is equal to the number of accelerated restricted stock units multiplied by the share price on December 31, 2007, which was $11.97.

(4)	Compensation and benefits in excess of three times compensation may be subject to a non-deductible 20% excise tax under Section 280(g) of the Internal Revenue Code of 1986, as amended. Amounts in this column estimate the tax gross-up assuming a change-in-control date of December 31, 2007 at a stock price of $11.97 per share.

(5)	Amount shown is equal to (a) two times the sum of the Named Executive Officer’s base salary as of December 31, 2007 plus the higher of his or her individual average of bonuses for the five payouts prior to termination or his or her 2007 target bonus and, (b) his or her 2007 pro-rata bonus at the target level.

(6)	Amount shown is equal to (a) three times the sum of Mr. Tyson’s base salary as of December 31, 2007 plus his 2007 target bonus, plus (b) his 2007 pro-rata bonus at the target level.

Termination/No Change-in-Control (1)

			Benefits and	Accelerated		Accelerated RSU
	Cash Severance		Perquisites	Option		Vesting
Name	($)		($)	Vesting		($)

Current Officers
Peter J. Blott	735,521	(2)	20,000	—		—
Charles J. Bramlage	852,528	(2)	20,000	—		—
Eileen C. Pruette	792,880	(2)	20,000	—		—
Former Officers
Timothy C. Tyson	4,472,000	(3)	40,248	—	(4)	2,154,600	(5)
Bary G. Bailey	—		—	—		—
Wesley P. Wheeler	300,000	(6)	—	—		—

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2007 by us without cause or by Named Executive Officer for good reason.

(2)	Amount shown is equal to (a) the sum of the Named Executive Officer’s base salary as of December 31, 2007 plus the lower of his or her average of bonuses for the five payouts prior to termination or his or her 2007 target bonus and, (b) his or her 2007 pro-rata bonus at the target level.

(3)	Amount shown is equal to (a) two times the sum of Mr. Tyson’s base salary as of December 31, 2007 plus his 2007 target bonus, plus (b) his 2007 pro-rata bonus at the target level.

(4)	Mr. Tyson’s stock options that were otherwise unvested at December 31, 2007 would have vested pursuant to the terms of the employment agreement. However, as of December 31, 2007, none of Mr. Tyson’s unvested stock options had intrinsic value (i.e. none had an exercise price that was less than the December 31, 2007 share price of $11.97).

(5)	Amount shown is equal to the number of accelerated restricted stock units multiplied by the share price on December 31, 2007, which was $11.97.

(6)	Mr. Wheeler received this payment in connection with his termination of employment, including all liabilities under his Executive Severance Agreement.

DIRECTOR COMPENSATION

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation		Total
Name	($)	($)(1)	($)	($)	($)	($)		($)

Edward A. Burkhardt	27,899	47,667	—	—	—	238	(2)	75,804
Robert A. Ingram	57,750	173,697	—	—	—	570	(2)	232,017
Richard H. Koppes	85,500	120,667	—	—	—	570	(2)	206,737
Lawrence N. Kugelman	74,250	120,667	—	—	—	570	(2)	195,487
Theo Melas-Kyriazi	98,000	209,567	—	—	—	570	(2)	308,137
Timothy C. Tyson(3)	—	—	—	—	—	—		—
Mason Morfit	47,764	73,000	—	—	—	333	(2)	121,097
Norma A. Provencio	52,288	73,000	—	—	—	333	(2)	125,621
Elaine Ullian	72,750	120,667	—	—	—	570	(2)	193,987

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year of restricted stock units granted in 2006 as well as prior fiscal years, in accordance with SFAS 123(R). Fair value is calculated using the closing price of our Common Stock on the date of grant. The following directors had outstanding stock awards at 2007 fiscal year-end: Mr. Burkhardt (20,121); Mr. Ingram (49,058); Messrs. Koppes and Kugelman (36,555 each); Mr. Melas-Kyriazi (41,555); Mr. Morfit (7,707); Ms. Provencio (7,707); and Ms. Ullian (36,117).

(2)	Includes life insurance and accidental death and dismemberment premiums.

(3)	Mr. Tyson resigned from the Board on February 1, 2008.

Members of the Board, other than employees, were paid an annual fee of $30,000 in 2007, payable quarterly, plus fees of $1,500 for each day of attendance at an in-person Board meeting; $1,500 for each in-person committee meeting attended and $750 for each telephonic meeting attended, except our Finance and Audit Committee members, who were paid a fee of $1,750 for each in-person committee meeting attended and $875 for each telephonic meeting attended. Each committee chair received an additional annual fee of $7,500, payable quarterly, except our Finance and Audit Committee Chair, who received an additional annual fee of $10,000, payable quarterly. Directors are also reimbursed for their out-of-pocket expenses in attending meetings and paid a $1,500 per diem ($750 for four hours or less) for services rendered to us in their capacity as directors apart from meetings. The Board can change the compensation of directors at any time.

A Special Committee of the Board was formed to review information related to historical stock option granting. The Special Committee members were paid a fee of $1,750 for each in-person meeting attended and $875 for each telephonic meeting. Messrs. Koppes and Melas-Kyriazi were the members of this committee and this committee met one time in 2007. Mr. Melas-Kyriazi was the Chairman of this committee.

An Ad Hoc Corporate Structure Committee of the Board was formed to review various options for our corporate structure and capitalization, including analyses of our debt and global tax obligations. The Ad Hoc Corporate Structure Committee members were paid a fee of $750 for each telephonic meeting. Messrs. Morfit and Melas-Kyriazi and Ms. Provencio were the members of this committee and this committee met three times in 2007. Mr. Morfit was the Chairman of this committee.

An Ad Hoc Financial Structure Committee of the Board was formed to review a potential share buyback and recapitalization process. The Ad Hoc Financial Structure Committee members were paid a fee of $750 for each telephonic meeting. Messrs. Morfit and Melas-Kyriazi and Ms. Provencio were the members of this committee and this committee met three times in 2007. Mr. Melas-Kyriazi was the Chairman of this committee.

A Litigation Management Committee of the Board was formed to assist in coordinating the Company’s actions and position in certain stockholder derivative litigation. The Litigation Management Committee members were paid a fee of $750 for each telephonic meeting. Ms. Provencio and Mr. Morfit are the members of this committee and this committee met two times in 2007.

Presently, on the date of each annual meeting (including the Annual Meeting), non-employee directors holding office as director after, and giving effect to, the election at the annual meeting, are granted a number of restricted stock units equal to the lesser of (a) $120,000 divided by the per share fair market value on the date of grant, or (b) the economic value of 25,000 options, assuming a strike price equal to the per share fair market value on the date of grant. The economic value of the 25,000 options is calculated using the Black-Scholes option pricing model.

The Compensation Committee recommended to the Board, which accepted the recommendation, that Mr. Ingram be granted $40,000 worth of restricted stock units, to reflect his service as Chairman of the Board for 2007 and as determined by the per share fair market value of our Common Stock on the date of each Annual Meeting.

Mr. Tyson received compensation in 2007 only in his capacity as President and Chief Executive Officer of our Company. See “Summary Compensation Table.”

COMMITTEE REPORTS

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
Norma A. Provencio, Chairperson
Theo Melas-Kyriazi
G. Mason Morfit

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of Messrs. Melas-Kyriazi and Morfit, and Ms. Provencio, each of whom is a non-employee director for purposes of Rule 16b-3 of the Exchange Act, as amended. None of these members is a current or former officer of our Company. There were no compensation committee interlocks with other companies in 2007 within the meaning of the SEC’s proxy rules.

FINANCE AND AUDIT COMMITTEE

The Report of the Finance and Audit Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

All the members of the Finance and Audit Committee meet the independence and experience requirements of the New York Stock Exchange listing standards and the SEC regulations. The Board has also determined that Mr. Theo Melas-Kyriazi and Ms. Norma Provencio meet the requirements for being “audit committee financial experts,” as defined by regulations of the SEC.

Report of the Finance and Audit Committee

The Finance and Audit Committee, comprised of independent directors, is delegated by the Board to monitor the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm and our internal auditors, and our Company’s compliance with legal and regulatory requirements.

Management has primary responsibility for our financial statements and the overall reporting process as well as establishing and maintaining our internal controls. PricewaterhouseCoopers LLP, our independent registered public accounting firm (the “independent auditors”), has responsibility for expressing an opinion as to the quality and acceptability of the audited financial statements in accordance with generally accepted accounting principles in the United States and on the effectiveness of our internal controls.

The Finance and Audit Committee met with management and the independent auditors to review and discuss the audited financial statements for the year ended December 31, 2007, as well as management’s assessment of the effectiveness of our internal controls over financial reporting and the independent auditor’s assessment of our internal controls over financial reporting. The independent auditors, as well as the internal auditors, had full access to the Finance and Audit Committee, including regular meetings without management present.

The Finance and Audit Committee received from and discussed with the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) confirming their independence. Additionally, the Committee discussed with the independent auditors the matters required by the Codification of Statements on Auditing Standards (SAS 61 and 90).

The Finance and Audit Committee acts only in an oversight capacity and must rely on the information provided to it and on the representations made by management and the independent auditors. Based on the aforementioned reviews and discussions, and the report of the independent auditors, the Committee recommended to the Board that the audited financial statements for the year ended December 31, 2007, be included in our Company’s Annual Report on Form 10-K filed with the SEC.

Finance and Audit Committee
Theo Melas-Kyriazi, Chairman
Richard H. Koppes
Lawrence N. Kugelman
Norma A. Provencio

CERTAIN TRANSACTIONS

While our Company has not adopted a formal policy for reviewing transactions with “related persons” (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or greater of our Company’s outstanding stock) in which the amount exceeds $120,000 and in which the related person has a direct or indirect material interest, our Corporate Compliance Officer oversees our Conflict of Interest Policy, which is part of our Code of Business Conduct and Ethics. Our Conflict of Interest Policy applies to employees and directors and is intended to avoid situations in which any of those persons has a potential or actual conflict of interest with our Company. Under this policy, before engaging in any of the following activities, a director or employee must make full written disclosure to, and receive prior written approval from the Finance and Audit Committee of our Board or the applicable senior supervisor:

•	Ownership by a director or employee or any member of the director’s or employee’s family of a substantial interest in any concern that does business with our Company, whether as a supplier, dealer or customer, or are a competitor (except in the case of a publicly owned corporation whose securities are traded on the open market).

•	Serving as a director, officer, employee, consultant, advisor, or in any other capacity for any business or other organization with which our Company currently (or potentially) has a business relationship or which is, or can expect to become, a competitor of our Company.

•	Engaging in an outside activity with an individual, business or organization which currently (or potentially) has a competitive or business relationship with our Company where such activity is likely to decrease the impartiality, judgment, effectiveness or productivity expected from an employee.

•	Performance by a director or employee or a member of the director’s or employee’s family of services for any outside concern or individual that does business with our Company.

•	Outside employment which conflicts or might be reasonably expected to conflict with the normal duties of the director or employee.

Any director or employee involved in any of the types of relationships described in our Conflict of Interest Policy should immediately and fully disclose the relevant circumstances to the Finance and Audit Committee of our Board, in the case of a director, or his or her immediate supervisor, in the case of an employee, or the Corporate Compliance Officer, for a determination as to whether a potential or actual conflict of interest exists. Where appropriate, the Corporate Compliance Officer will bring the potential or actual conflict of interest to the Finance and Audit Committee for its review.

In addition, our executive officers, directors and director nominees complete annual questionnaires intended to identify any related-person transactions. All executive officers, directors and director nominees are required to identify, to the best of their knowledge after reasonable inquiry, business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related-party transaction. Any potential related-person transactions that are identified in the questionnaires are subject to review by the Finance and Audit Committee of our Board to determine whether it is advisable for our Company to amend or terminate the transaction. If a member of the Finance and Audit Committee of our Board is involved in the transaction, that director will be recused from all discussions and decisions about the transaction. Any such transaction must be approved in advance wherever practicable, and if not practicable, is subject to review as promptly as practicable.

Our Company is studying the advisability of implementing a policy directed more specifically to related-party transactions.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S 2006
EQUITY INCENTIVE PLAN

In April 2006, the Board adopted, and our stockholders subsequently approved, our 2006 Equity Incentive Plan (the “2006 Plan”), which is the successor to and continuation of our 2003 Equity Incentive Plan (the “2003 Plan”). The 2006 Plan initially included a reserve of (i) 4,200,000 shares, plus (ii) the number of shares that remained available for issuance under our 2003 Equity Incentive Plan (the “2003 Plan”) as of the effective date of the 2006 Plan, plus (iii) the number of shares subject to any stock awards under the 2003 Plan that terminated or were forfeited or repurchased and would otherwise have been returned to the share reserve under the 2003 Plan.

In March 2008, the Board approved a 4,840,000 share increase in the number of shares of common stock available for issuance under the 2006 Plan. The increase is referred to as the “Additional Pool.” The amendment adding the Additional Pool is referred to as the “Amendment.” As of December 31, 2007 stock awards covering an aggregate of 11,750,076 shares were outstanding under the 2006 Plan (including its predecessor plans) and, excluding the Additional Pool, 5,004,000 shares (plus any shares that might in the future be returned to the plan as a result of cancellation or expiration of options) remained available for future grant under the 2006 Plan.

The Board believes the Amendment is necessary to ensure that the number of shares remaining available for issuance under the 2006 Plan is sufficient, in light of our current capitalization, to allow us to continue to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in the form of stock awards to attract and retain key employees, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees. We grant options or other stock awards to newly hired or continuing employees based on both competitive market conditions and individual performance.

Stockholders are requested in this Proposal 2 to approve the Amendment. The affirmative vote of the holders of a majority of the shares entitled to vote at the meeting, either in person or by proxy, will be required to approve the Amendment to the 2006 Plan as described in this Proposal 2. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether this proposal has been approved.

The Board of Directors of the Company recommends that the Stockholders vote FOR the approval of the Amendment to the 2006 Plan.

The essential features of the 2006 Plan are outlined below:

Description of the 2006 Equity Incentive Plan

The material features of the 2006 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2006 Plan. Stockholders are urged to read the actual text of the 2006 Plan in its entirety, which is set forth as Annex E to this proxy statement.

Background and Purpose

The terms of the 2006 Plan provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-related awards, and performance awards that may be settled in cash, stock, or other property.

The 2006 Plan was adopted is to provide a means by which employees, directors, and consultants may be given an opportunity to purchase our common stock to assist us in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success.

Shares Available for Awards

If this Proposal 2 is approved, the total number of shares of our common stock reserved for issuance under the 2006 Plan will consist of:

•	9,714,656 shares (such number consisting of (i) 674,656 unallocated shares remaining available for issuance under the Prior Plan as of the Effective Date of the 2006 Plan, (ii) an additional 4,200,000 shares approved by the stockholders at the 2006 Annual meeting as part of the approval of the 2006 Plan and (iii) an additional 4,840,000 shares to be approved by the stockholders at the 2008 Annual meeting); plus

•	the number of shares subject to any stock awards under the 2003 Plan that terminate or are forfeited or repurchased and would otherwise be returned to the share reserve under the 2003 Plan.

As of December 31, 2007, there were 5,004,000 shares of common stock (plus any shares that might in the future be returned to the plan as a result of cancellation or expiration of options) available for future grant under the 2006 Plan. In addition, as of such date, options covering an aggregate of 10,892,000 shares were outstanding and awards other than options and stock appreciation rights covering an aggregate of 858,076 were outstanding. The weighted average exercise price of all options outstanding as of December 31, 2007 was approximately $18.13 and the weighted average remaining term of such options was approximately 5.84 years. A total of 89,286,410 shares of our common stock were outstanding as of March 25, 2008. As of December 31, 2007, 7,592,064 shares of our common stock were subject to issuance upon the conversion of convertible subordinated notes, and, except as set forth above, no other shares were subject to issuance up on the conversion of convertible securities.

Eligibility

The persons eligible to receive awards under the 2006 Plan consist of our employees, directors and consultants. However, incentive stock options, or ISOs, may be granted under the 2006 Plan only to our employees, including our officers who are employees.

Administration

The 2006 Plan is administered by the Board of Directors, which may in turn delegate authority to administer the plan to a committee. The Board of Directors has delegated administration of the 2006 Plan to the Compensation Committee. Subject to the terms of the 2006 Plan, the Compensation Committee determines recipients, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Compensation Committee also determines the exercise price of options granted under the 2006 Plan. Subject to the terms of the 2006 Plan, the Compensation Committee may delegate to one or more of our officers the authority to grant stock awards to our other officers and employees. Such officer would be able to grant only the total number of stock awards specified by the Compensation Committee and such officer would not be allowed to grant a stock award to himself or herself.

The Board of Directors does not have the authority to (i) reprice any outstanding options or stock appreciation rights under the 2006 Plan, or (ii) cancel and re-grant any outstanding options or stock appreciation rights under the 2006 Plan, unless the stockholders have approved such an action within a 12-month period preceding such an event.

Stock Options

Stock options are granted pursuant to stock option agreements. Generally, the exercise price for an option cannot be less than 100% of the fair market value of the common stock subject to the option on the date of grant. On March 25, 2008, the closing price of our common stock as reported on the New York Stock Exchange was $13.35 per share. Options granted under the 2006 Plan vest at the rate specified in the option agreement.

In general, the term of stock options granted under the 2006 Plan may not exceed ten years. Unless the terms of an optionholder’s stock option agreement provide for earlier or later termination, if an optionholder’s service relationship with us, or any affiliate of ours, ceases due to disability or death, the optionholder, or his or her beneficiary, may exercise any vested options for up to 12 months, after the date the service relationship ends. If an optionholder’s service relationship with us, or any affiliate of ours, ceases for any reason other than disability or death, the optionholder may exercise any vested options for up to three months after the date the service relationship ends, unless the terms of the stock option agreement provide for a longer or shorter period to exercise the option. In no event may an option be exercised after its expiration date.

Acceptable forms of consideration for the purchase of our common stock issued under the 2006 Plan is determined by the Compensation Committee and may include cash, common stock previously owned by the optionholder, payment through a broker assisted exercise or a net exercise feature, or other legal consideration approved by the Compensation Committee.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. However, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Limitations

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as nonqualified stock options, or NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•	the term of any ISO award must not exceed five years from the date of grant.

In addition, no employee may be granted options or stock appreciation rights under the 2006 Plan covering more than 1,000,000 shares of our common stock in any calendar year.

Restricted Stock Awards

Restricted stock awards are granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for the recipient’s past or future services performed for us or an affiliate of ours. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Compensation Committee. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

Restricted stock unit awards are granted pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form permitted under applicable law; however, we settle payments due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock as deemed appropriate by the Compensation Committee, or in any other form of consideration determined by the Compensation Committee and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights are granted through a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right is determined by the Compensation Committee or its authorized committee, but shall in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Compensation

Committee may also impose any restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock or in cash or any combination of the two, or any other form of legal consideration approved by the Compensation Committee. In general, the term of stock appreciation rights granted under the 2006 Plan may not exceed ten years. Unless the terms of a recipient’s stock appreciation right agreement provide for earlier or later termination, if a stock appreciation right recipient’s relationship with us, or any affiliate of ours, ceases for any reason, the recipient may exercise any vested stock appreciation right up to three months from cessation of service.

Performance Awards

The 2006 Plan provides for the grant of two types of performance awards: performance stock awards and performance cash awards. Performance awards may be granted, vest or be exercised based upon the attainment during a certain period of time of certain performance goals. All of our employees, directors and consultants are eligible to receive performance awards under the 2006 Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Compensation Committee. The maximum amount to be granted to any individual in a calendar year attributable to such performance awards may not exceed 1,000,000 shares of our common stock in the case of performance stock awards, or $3,000,000 in the case of performance cash awards.

In granting a performance award, the Compensation Committee sets a period of time, or a performance period, over which the attainment of one or more performance goals is measured for the purpose of determining whether the award recipient has a vested right in or to such performance award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Compensation Committee establishes the performance goals, based upon one or more pre-established performance criteria enumerated in the 2006 Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee certifies (in writing) whether the performance goals have been satisfied.

Performance goals under the 2006 Plan are determined by the Compensation Committee, based on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii); stockholders’ equity; and (xxviii) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Compensation Committee.

The Compensation Committee is authorized to determine whether, when calculating the attainment of performance goals for a performance period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Compensation Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2006 Plan. The Compensation Committee has sole and complete authority to determine the persons to whom and the time or times at which such other stock awards are granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure not involving the receipt of consideration by us, such as a stock split or stock dividend, the number of shares reserved under the 2006 Plan and the number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.

Corporate Transactions; Changes in Control

In the event of certain corporate transactions, all outstanding stock awards under the 2006 Plan may be assumed, continued or substituted for by any surviving entity. If the surviving entity elects not to assume, continue or substitute for such awards, the vesting of such stock awards held by persons whose service with us has not terminated generally will be accelerated in full and such stock awards will terminate if and to the extent not exercised at or prior to the effective time of the corporate transaction and our repurchase rights will generally lapse.

Except as provided otherwise in a written agreement between us or any affiliate and the holder of the stock award, each stock award granted under the 2006 Plan will immediately vest and become exercisable in the event the participant’s service with the Company or an affiliate or a successor entity is terminated without cause (not including death or disability) or the participant terminates for good reason (as defined in the 2006 Plan) within 6 months before or 12 months after a change in control (as defined in the 2006 Plan). Upon such termination of a participant’s service, the participant may exercise his or her stock award until the earlier of 1 year following termination or the expiration of the term of the stock award.

For purposes of the 2006 Plan, a change in control will be deemed to occur in the event of (i) the acquisition of beneficial ownership by any person, entity or group of our securities representing at least 30% of the combined voting power of our then outstanding securities; (ii) the individuals who were members of the Board as of the date the 2006 Plan is approved by our stockholders cease for any reason to constitute at least a majority of the Board unless the election, or nomination for election by our stockholders, of any new director was approved by a vote of at least a majority of the directors who were directors when the 2006 Plan was approved by our stockholders; (iii) a merger or consolidation in which our stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of our voting securities outstanding immediately before such merger or consolidation; or (iv) a liquidation, dissolution or sale of substantially all of our assets. In the event that a change in control affects any award that is deferred on or after January 1, 2005, then to the extent necessary to avoid the adverse tax consequences contained in section 409A(a)(1) of the Code, the term “change in control” shall conform to the definition of change in control under section 409A of the Code.

Plan Amendments

The Compensation Committee has the authority to amend or terminate the 2006 Plan. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2006 Plan as required by applicable law.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2006 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income.

Nonqualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The 2006 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition will be included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the 2006 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2006 Plan.

Where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and where the recipient may only receive the appreciation inherent in the stock appreciation rights in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock received upon such exercise. If the recipient may receive the appreciation inherent in the stock appreciation rights in cash or other property and the stock appreciation right has been structured to conform to the requirements of Section 409A of the Code, then the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Units

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change of control. If delivery occurs on another date, unless the stock units qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Section 162 Limitations

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m) of the Code, the term “covered employee” means our chief executive officer and our three highest compensated officers (other than our Chief Financial Officer) as of the end of a taxable year as disclosed in our SEC filings. Please see the Summary Compensation Table below for a current listing of covered employees.

Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) of the Code deduction limitation. In accordance with United States treasury regulations issued under Section 162(m) of the Code, compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the Board of Directors consisting solely of two or more “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the 2006 Plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the shareholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.” The 2006 Plan provides that directors serving on the committee may be “outside directors” within the meaning of Section 162(m) of the Code. This limitation would exclude from the committee directors who are (i) current employees of ours or one of our affiliates, (ii) former employees of ours or one of our affiliates who are receiving compensation for past services to us or one of our affiliates (other than benefits under a tax-qualified pension plan), (iii) current and former officers of ours or one of our affiliates, (iv) directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a director, and (v) any other person who is not otherwise considered an “outside director” for purposes of Section 162(m) of the Code. The definition of an “outside director” under Section 162(m) of the Code is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Compensation Committee is currently comprised solely of “outside directors” within the meaning of Section 162(m) of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance Under
	to Be Issued Upon	Weighted-Average	Equity Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column (a))
	(a)	(b)	(c)

Equity Compensation Plans Approved By Stockholders	10,892,000	$18.13	11,564,000	(1)(2)
Equity Compensation Plans Not Approved By Stockholders	—	—	—
Total	10,892,000	$18.13	11,564,000

(1)	Includes 6,560,000 shares of Common Stock from the Company’s 2003 Employee Stock Purchase Plan.

(2)	Evergreen provision.

New Plan Benefits

As of March 25, 2008, no options or other Stock Awards have been granted on the basis of the 4,840,000 share increase for which stockholder approval is sought under this Proposal 2.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Finance and Audit Committee of our Board has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008. Although our Company is not required to seek stockholder ratification of this appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Finance and Audit Committee will consider the stockholders’ action in determining whether to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2008. Even if the appointment is ratified, the Finance and Audit Committee, in its discretion, may direct the appointment of different independent registered public accounting firms at any time during the year if they determine that such change would be in the best interests of our Company and our stockholders. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if desired. Further, the representative will be available to respond to appropriate stockholder questions directed to him or her.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors of our Company recommends that the Stockholders vote FOR Proposal No. 3.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Audit Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2007 and December 31, 2006 for the audit of our consolidated annual financial statements and the reviews of the financial statements included in our Forms 10-Q, the audits of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, or services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, were approximately $4.5 million and $5.2 million, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2007 and December 31, 2006 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were $0.1 million and $0.1 million, respectively.

Tax Fees

The aggregate fees billed for tax compliance, tax advice and tax planning services rendered by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2007 and December 31, 2006 were $0.4 million and $0.5 million, respectively.

All Other Fees

There were insignificant amounts paid under “All Other Fees” during the years ended December 31, 2007, and December 31, 2006.

All fees described above were either approved by the Finance and Audit Committee of our Board or incurred in accordance with the pre-approval policy adopted by the Finance and Audit Committee.

The Finance and Audit Committee annually reviews services that may be provided by the independent registered public accounting firm without obtaining specific approval in advance from the Committee and ensures continued compliance with the Sarbanes-Oxley Act of 2002 and other regulatory requirements. The Finance and Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Committee does not delegate its responsibilities under the Securities Exchange Act of 1934 to pre-approve services performed by the independent registered public accounting firm to management.

Under the policy, pre-approval is generally provided for work associated with statutory audits or financial audits of the Company and for subsidiaries or affiliates of the Company (with internal controls attestation and review of quarterly financial statements); services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offers (for example, comfort letters or consents) and assistance in responding to SEC comment letters; consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies; due diligence services pertaining to potential business acquisitions or dispositions; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; monitoring of preparation activities with respect to the Company’s obligations under Section 404 of the Sarbanes-Oxley Act of 2002; U.S. federal, state, local and international tax planning, advice and compliance such as assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans, requests for ruling on technical advice from tax authorities and general tax planning; professional services or products not prohibited under SEC rules.

Pre-approved fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Committee. Any proposed services exceeding these levels require specific pre-approval by the Committee.

Requests or applications to provide services that require specific approval by the Committee are submitted to the Committee by both the independent registered public accounting firm and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on accounting firm independence before the Committee will consider approval of the requested services.

The Finance and Audit Committee pre-approved the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the accounting firm’s independence. These services include audit services, audit-related services, tax services and other services. The Finance and Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved levels were pre-approved by the Finance and Audit Committee.

OTHER

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2009 ANNUAL MEETING

Our Certificate of Incorporation provides that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder’s notice generally must be delivered to, or mailed and received at, our principal executive offices not less than 60 days or more than 90 days prior to the scheduled date of the annual meeting, regardless of any postponement, deferral or adjournment of that meeting. However, if less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, then to be timely, notice by the stockholder must be given not later than the close of business on the 10th day following the earlier of (i) the day on which the notice of the date of the meeting was mailed, or (ii) the day on which such public disclosure was made.

In addition, SEC rules provide that a stockholder wishing to include a proposal in the proxy statement for our 2009 annual meeting must submit the proposal so that it is received by us at our principal executive offices (One Enterprise, Aliso Viejo, California 92656, Attention: Secretary) no later than December 26, 2008 in a form that complies with applicable regulations. If the date of the 2009 annual meeting is advanced or delayed more than 30 days from the date of the 2008 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2009 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy statement for the 2009 annual meeting. Upon any determination that the date of the 2009 annual meeting will be advanced or delayed by more than 30 days from the date of the 2008 annual meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. In the event a stockholder proposal is not submitted to the Company prior to March 10, 2009, the proxies solicited by the Board for the 2009 annual meeting of stockholders will confer authority on the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2009 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting.

Stockholder proposals and nominations must be submitted in conformance with our Certificate of Incorporation and SEC rules and regulations. The following is a summary of the requirements for submitting a nomination or a proposal in accordance with our Certificate of Incorporation.

Our Certificate of Incorporation requires a stockholder’s notice of a proposed nomination for director to include the following:

•	the name, age, business address or residence address of each proposed nominee;

•	the principal occupation or employment of the proposed nominee;

•	the number (and class) of shares of our stock owned by the proposed nominee;

•	any other information concerning the proposed nominee that we would be required to include in the proxy statement, including the proposed nominees written consent to being named in the proxy statement and to serving as director if elected;

•	the name and address of the stockholder making the nomination, and any other stockholders known to be supporting the nomination, as they appear on our books;

•	the number (and class) of shares of our stock owned by the stockholder and any other stockholders known to be supporting the nomination, on the day of the notice;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person nominated in the notice; and

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee.

Our Certificate of Incorporation requires a stockholder’s notice of a proposal to be submitted to the stockholders at an annual meeting to include the following:

•	a summary, in 500 words or less, of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the stockholder submitting the proposal, and any other stockholders known to be supporting the proposal, as they appear on our books;

•	the number (and class) of shares of our stock owned by the stockholder and any other stockholders known to be supporting the proposal, on the date of the notice;

•	a description, in 500 words or less, of any interest of the stockholder in such proposal; and

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy at the meeting to present the proposal.

ANNUAL REPORT

The Annual Report to stockholders for the year ended December 31, 2007 (including Form 10-K) is being mailed to stockholders with this Proxy Statement. The Annual Report does not form part of the material for the solicitation of proxies.

PROXY SOLICITATION

The costs of preparing and mailing this Proxy Statement and related Notice and the enclosed form of Proxy will be paid by us. In addition to soliciting proxies by mail, employees of our Company may, at our expense, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We have retained Georgeson Inc. (“Georgeson”) to assist in the solicitation of proxies. We will pay fees to Georgeson not to exceed $9,000, plus reasonable out-of-pocket expenses incurred by them. We will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, or direct your written request to Valeant Pharmaceuticals International, Attn: Investor Relations, One Enterprise, Aliso Viejo, California 92656. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

MISCELLANEOUS

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the persons named as Proxyholders and acting thereunder intend to vote the share represented by the Proxies on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date this Proxy Statement goes to press, the Board knows of no other matters which are likely to come before the Annual Meeting.

By Order of the Board of Directors,

J. Michael Pearson
Chairman of the Board

Aliso Viejo, California
April 4, 2008

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, VALEANT PHARMACEUTICALS INTERNATIONAL, ONE ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.VALEANT.COM

ANNEX A

CORPORATE GOVERNANCE GUIDELINES

PURPOSE

The primary objective of Valeant Pharmaceuticals International (the “Company” or Corporation) is to maximize stockholder value over the long term while adhering to the laws of the jurisdictions within which it operates and observing the highest ethical standards.

SELECTION AND COMPOSITION OF THE BOARD

I.	Corporate Governance/Nominating Committee

As a permanent part of the structure of the Board of Directors (“Board”) there will be a standing Corporate Governance/Nominating Committee responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting or recommending that the Board select, the Director nominees for the next annual meeting of shareholders, as well as developing and recommending to the Board a set of corporate governance guidelines applicable to the Corporation and overseeing the evaluation of the Board. The Committee shall review the composition of the Board for the appropriate skills and characteristics required of members of the Board in the context of the then current make-up of the Board. This assessment should include consideration of issues of judgment, integrity, diversity and skills, including, but not limited to, understanding the business of the Company and possessing a relevant international background — all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee is open to consider recommendations from all interested parties.

II.	Compensation Committee

As a permanent part of the structure of the Board there will be a standing Compensation Committee responsible for reviewing and approving corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluating the CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent Directors (as directed by the Board), determining and approving the CEO’s compensation level based on this evaluation. The Committee shall also make recommendations to the Board with respect to non-CEO executive officer compensation, and incentive compensation and equity-based plans that are subject to Board approval. Additionally, the Committee is responsible for producing a Compensation Committee report on executive officer compensation as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

III.	Finance & Audit Committee

As a permanent part of the structure of the Board there will be a standing Finance & Audit Committee responsible for, at least annually, obtaining and reviewing a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company. In addition, the Committee must meet the requirements set out in Rule 10-A-3(b)(2), (3), (4) and (5) of the Exchange Act.

IV.	Selection and Orientation of New Directors

The Board shall be responsible for selecting its own members and in recommending them for presentation to the stockholders for election. The Board delegates the screening process involved to the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee will recommend to the Board the names of prospective Board members. The Board will review and act on these recommendations, forwarding them to the shareholders where appropriate. The Board and the Company have a complete orientation process for new Directors that includes background material and meetings with senior management.

V.	Director Education

A Director must attend at least one accredited outside Director Education session every three years following their election, which session shall be pre-approved by the Chairman. In addition, all Directors are strongly encouraged to participate in at least one accredited, Chairman-approved, Director education session annually.

VI.	Corporate Governance/Nominating Committee Review of Board and Majority Vote Guidelines

The Corporate Governance/Nominating Committee, after consultation with the Chairman and Chief Executive Officer, will formally review each Director’s continuation on the Board every three years, preceding renomination.

In order for any incumbent Director to become a nominee of the Board for further service on the Board, such person must tender an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast, and (ii) acceptance of the resignation by the Board.

BOARD LEADERSHIP

VII.	Chairman, Chief Executive Officer and Lead Director

Whenever the Chairman and Chief Executive Officer roles are combined, the Board shall appoint a Lead Director to preside over the non-management sessions of the Board.

VIII.	Executive Sessions of Non-Management Directors

The Chairman, if not a member of management, a Lead Director, if the Chairman is a member of management, will call for and preside over meetings of the non-management Directors at each regularly scheduled Board meeting.

IX.	Mix of Management and Independent Directors

The Board believes that, as a matter of policy, there should be a substantial majority of Independent Directors on the Board.

BOARD COMPOSITION AND PERFORMANCE

X.	Board Definition of What Constitutes Independence for Directors

The definition of “Independent Director” will be in accordance with the guidelines of the New York Stock Exchange (the “NYSE”). No Director will be deemed independent unless the Board affirmatively determines that the Director has no material relationship with the Company. To assist in meeting this objective, the Board has adopted certain specific categorical standards to ascertain whether a Director has a material relationship with the Company, either directly or as a partner, shareholder or officer of an organization, its parent or a consolidated subsidiary that has a relationship with the Company.

The following will be cause for disqualifications of independence:

(a)	a Director who is an employee, or whose immediate family member is an executive officer, of the Company, its parent or a consolidated subsidiary (other than employment as interim Chairman or CEO), until three years after the end of such employment relationship;

(b)	a Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, its parent or a consolidated subsidiary, other than Director and Committee fees and pension or other forms of deferred compensation for prior services (provided such compensation is not contingent in any way on continued service) (and other than compensation for service as interim Chairman or CEO or received by an immediate family member for service as a non-executive employee), until three years after he or she ceases to receive more than $100,000 per year in such compensation;

(c)	a Director who is affiliated with or employed, or whose immediate family member is affiliated with or employed in a professional capacity, by a present or former internal or external auditor of the Company, its parent or a consolidated subsidiary, until three years after the end of the affiliation or the employment or auditing relationship;

(d)	a Director who is an executive officer, or whose immediate family member is an executive officer, of another company whose compensation committee’s membership includes an executive officer of the Company, its parent or a consolidated subsidiary is not independent until three years after the end of such service or the employment relationship;

(e)	a Director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

The following will not be considered a material relationship:

(a)	if a Director, within the preceding three years, serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization have not exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues.

For relationships not covered by the aforementioned categorical standards, the determination of the existence of a material relationship shall be made by those Board members who satisfy the independence guidelines as defined above.

XI.	Director Responsibilities

The Board represents and oversees the interests of shareholders of the Company. Director responsibilities include:

•	review, approval and monitoring of critical business, financial strategy and corporate objectives;

•	assess major risks facing the Company and providing strategies to ameliorate those risks;

•	oversee processes designed to ensure Company compliance with applicable laws, regulations and Corporate policies;

•	adopt policies of ethical conduct and monitor compliance with those policies;

•	monitor the effectiveness of the Company’s internal controls;

•	review, approval and monitoring of major Corporate actions;

•	oversee processes designed to ensure the accuracy and completeness of the company’s financial reporting;

•	oversee succession planning for the chief executive officer;

•	oversee the compensation of the Company’s principal officers elected by the Board;

•	provide counsel and assistance to the Company’s leadership.

XII.	Stock Ownership Requirement for Directors

Effective January 1, 2004, each Director must own at least three times their annual retainer within four years. This amount includes values attributable to options. New Board members must meet this requirement within four years of their initial service date.

XIII.	Director Job Status Change

If the occupation, career, or principal business activity of a Director materially changes such that the Director’s occupation, career or principal business activity is significantly different from, or operates at a significantly reduced level from, the roles and responsibilities described in the proxy for the year in which the Director was last elected as a Board member, the Director shall offer to resign from the Board. The Board shall determine whether to accept the resignation or ask that the Director continue to serve on the Board.

XIV.	Chief Executive Officer Outside Board Membership

The CEO shall obtain Board approval prior to accepting a nomination to the board of directors of any publicly-traded company. Additionally, the CEO shall not serve as a member of the board of directors of more than one publicly-traded company other than the Company.

XV.	Director Membership on Additional Boards

It is the policy of the Company that Company Directors do not serve on the board of directors of more than five public companies in addition to the Company. The Corporate Governance/Nominating Committee may recommend an exception to this policy to the Board upon application of a Director, which application must be submitted to the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee shall review the matter and make a recommendation to the Board, which shall grant or deny the exception, in its discretion.

XVI.	Term Limits

No Director shall be nominated to serve for more than five three-year terms.

XVII.   Board Compensation

It is appropriate for the staff of the Company to report periodically to the Compensation Committee on the status of Board compensation in relation to other companies. As part of a Director’s total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a Director’s compensation should be held in restricted stock units (“RSUs”) or shares of the Company. Changes in Board compensation, if any, should come at the suggestion of the Compensation Committee, but with concurrence by the Board.

XVIII.	Board’s Interaction with Investors, Media and the Public

The Chairman of the Board and Chief Executive Officer and/or their designees are authorized to speak on behalf of the Company. The individual Board members may, from time to time, be asked by the Chairman of the Board or Chief Executive Officer to speak on behalf of the Company with various constituencies.

XIX.	Annual Meeting Participation

The Board considers it important for Board members to be present and available to shareholders at the Company’s Annual Meeting. Directors are expected to attend the Company’s Annual Meeting.

BOARD RELATIONSHIP TO SENIOR MANAGEMENT

XX.	Regular Attendance of Non-Directors at Board Meetings

The Board welcomes the regular attendance at each Board meeting of non-Board members who are in the most senior management positions of the Company.

XXI.	Board Access to Senior Management

Board members will have complete access to the Company’s management. It is assumed that Board members will use proper judgment to be sure that this contact is not distracting to the business operation of the Company. Accordingly, the Board is encouraged to coordinate these communications with the CEO. The attendance at Board meetings of non-members of the Board will be at the discretion of the Board. In the normal course of business, the Chairman of the Board and CEO will invite appropriate management and non-directors to the meetings.

XXII.	Selection of Agenda Items for Board Meetings

The Chairman, in consultation with the Lead Director (if one is appointed), will establish the agenda for each Board meeting. Each Board member is free to suggest to the Chairman the inclusion of items on the agenda.

XXIII.	Board Materials Distributed in Advance

Information and data that is important to the Board’s understanding of the business to be addressed at the meeting will be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as complete and brief as possible while still providing the desired information. The material should be available 5 days in advance of the proposed or scheduled date of the meeting.

COMMITTEE MATTERS

XXIV.	Number, Structure and Independence of Committees

From time to time, the Board may want to form a new committee or disband a current committee depending upon the circumstances. Each committee will have a charter approved by the Board of Directors. The current standing committees are Corporate Governance/Nominating, Compensation, and Finance and Audit. Membership in the Corporate Governance/Nominating, Compensation and Finance and Audit Committees will consist only of Independent Directors.

XXV.	Assignment and Rotation of Committee Members

The Board believes that the corporate governance process is facilitated by an active and involved committee structure. The Board believes that the periodic rotation of committee chairmanships and memberships is in the best interests of the Company and its stockholders. The Chairman of the Board, after consultation with other members of the Board, will consider the assignment of committee memberships and chairmanships and submit his/her nominees to the full Board for approval. All Board members, to the extent consistent with NYSE rules, will participate in the Committee structure of the Board.

XXVI.	Committee Agendas

The chairman of a committee, in consultation with the appropriate members of the committee and management, will develop the committee agendas.

LEADERSHIP DEVELOPMENT

XXVII	Formal Evaluation of the Chairman and Chief Executive Officer

The Chairman of the Board, or the Lead Director if the Chairman is the CEO, with input from all Board members, will manage the performance evaluation of the CEO at least annually and communicate his/her recommendations in writing to the Compensation Committee. The Compensation Committee will prepare a written compensation recommendation for action by the full Board.

XXVIII.	Board Evaluation

The Corporate Governance/Nominating Committee will be responsible for the coordination of an annual self-evaluation of the Board’s performance and procedures to determine whether it and its committees are functioning effectively, and will report the results of the evaluation to the Board.

XXIX.	Succession Planning

Succession planning will include policies and principles for CEO selection and performance review, as well as policies regarding interim succession by a Director in the event of an emergency or the retirement of the CEO. Succession planning should also be considered on a continuing basis for all senior managers in the event he/she may be unexpectedly unable to serve or found unqualified for promotion. The Board, through the Governance/Nominating and the Compensation Committees, will review the succession plans on an annual basis relating to Director and senior management qualifications respectively.

XXX.	Independent Advice

The Board or, a committee may seek legal or other expert advice from a source independent of management. Generally, this engagement would be with the knowledge of the CEO.

XXXI.	Corporate Reporting and Communications Helpline

Any shareholder or interested party wishing to communicate with the Board or with a specific Director, may do so by accessing the Company’s helpline in the United States and Canada by calling (800) 461-9330, or internationally by dialing collect to (720) 514-4400. The information will be relayed to the Company’s Chief Governance Officer & Corporate Secretary for coordination of delivery to the Board or specific Director.

The Company has established an anonymous reporting process via the Corporate helpline at (800) 461-9330 in the United States and Canada, or a collect call can be placed internationally at (720) 514-4400 for reporting by any employee or shareholder of concerns relative to unethical or inappropriate behavior on the part of a Company employee or matters regarding suspected unethical financial practices.

REVISION OF GUIDELINES

These guidelines may be altered from time to time by recommendation of the Governance/Nominating Committee and the approval of the full Board.

ANNEX B

COMPENSATION COMMITTEE CHARTER

Function

The Compensation Committee, as delegated by the Board of Directors (the “Board”), develops and administers a system of employee long-term and short-term compensation and performance-oriented incentives that are appropriate, competitive and properly reflect the objectives of the Company. The duties of the Committee include (a) administration of the Company’s annual incentives, equity and long-term incentive plans, (b) adoption and review of major compensation plans including Board compensation and (c) approval of compensation for the chief executive officer, corporate officers and certain senior management.

Composition and Qualifications

The Committee will report to the Board of Directors and will consist of at least three members who will be appointed or removed as appropriate by the Board. Each member of the Committee must meet the requirements to qualify as an outside Director under section 162(m) of the Internal Revenue Code and a non-employee Director under Section 16 of the Securities Exchange Act of 1934 as well as the independence rules as defined in the New York Stock Exchange Listing Standards. No person may be a member of the Committee if the Director’s service on the Committee would violate any restriction of the Internal Revenue Code, or any rule imposed by the Securities and Exchange Commission (“SEC”) or any exchange on which shares of the common stock of the Company are traded. Desirable qualifications for Committee members include experience in executive management and/or human resource management.

Duties and Responsibilities

The Committee will have the following responsibilities and authority:

1.	To review and approve (consistent with authority delegated by the Board) policies, practices and procedures of the Company relating to the compensation of officers and other managerial employees.

2.	To review and approve the benefits provided under the Company’s employee benefit plans.

3.	To annually report to the Board on the Company’s compensation policies, practices and procedures and to gain Board approval on any compensation matter that exceeds the Committee’s authority as delegated by the Board.

4.	To review and approve corporate goals and objectives relevant to CEO compensation.

5.	To evaluate the CEO’s performance consistent with the approved goals and objectives and, either as a committee or together with other independent Directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation.

6.	To review, at least annually, the performance of the senior executive officers of the Company.

7.	To advise and consult with the Company’s senior executive officers regarding managerial personnel and development matters.

8.	To review and to make recommendations to the Board at least annually with respect to the compensation (including compensation under the incentive-compensation plans and equity-based plans that are subject to Board approval) of the senior executive officers of the Company.

9.	To interpret, administer and make awards to employees under the Company’s stock incentive plans and to exercise other authority granted to the Committee by such plans, and to review and approve management’s recommendations as to stock and compensation awards.

10.	To review and make recommendations to the Board as to any contractual or other special employment arrangements for officers.

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11.	To review and recommend for inclusion in the proxy the Committee Report and the Compensation Discussion and Analysis on executive officer compensation as required by the SEC.

12.	To, at least annually, report to the Board on succession planning. The Committee shall assist the Board in evaluating potential successors to these key leadership positions in the event that the Chief Executive Officer retires or is incapacitated.

13.	To perform such other duties as the Board may assign to the Committee.

14.	To periodically review this Charter and make recommendations to the Board regarding changes the Committee deems appropriate.

15.	To conduct investigations, studies and surveys, and review compensation practices in relevant industries to make certain that the Company remains competitive and is able to recruit and retain highly qualified personnel.

16.	To establish an annual calendar for the orderly management of its responsibilities.

17.	To report to the Board of Directors with respect to the Committee’s activities.

18.	At the direction of the full Board, to evaluate the competitiveness of Directors compensation and make recommendations to the full Board as appropriate.

19.	To review annually the adequacy of the Committee charter, and request and obtain the approval of the Board of Directors for any proposed changes.

20.	To annually review the performance of the Committee.

Meetings

The Committee will meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities, which the Committee may designate from time to time. The Committee may ask any officer or employee of the Company, or any representative of the Company’s advisors, to attend any meetings and to provide such pertinent information as the Committee may request.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding in such amount as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee will have sole authority to retain and/or terminate such compensation consultants or compensation consulting firms as the Committee may deem appropriate. The Committee may also retain independent counsel and other independent advisors to assist in carrying out its responsibilities. The Committee will have sole authority to approve related fees and retention terms. In its sole discretion, the Committee will have the authority to delegate any of its responsibilities to subcommittees as appropriate.

This Charter will be included on the Company’s website and will be made available in print upon request sent to the Company’s Chief Governance Officer & Corporate Secretary.

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ANNEX C

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Function

The Corporate Governance/Nominating Committee of the Board of Directors of Valeant Pharmaceuticals International (a) develops and recommends corporate governance principles and guidelines applicable to the Board and the Company’s employees, (b) identifies individuals qualified to become Board members, consistent with criteria approved by the Board (c) recommends candidates to fill Board vacancies and newly-created director positions, (d) recommends whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms, (e) oversees the evaluation of the Board and management and (f) designs governance practices to meet the needs of the Company and enhance Board effectiveness.

Composition and Qualifications

The size of the Committee shall be determined by the Board, subject to any requirements or limitations in the Company’s certificate of incorporation or by-laws. The Board believes that the Committee should always have at least three members. Each Committee member will be “independent” under the rules of the New York Stock Exchange. Desirable qualifications for Committee members include experience in corporate governance, business management, personnel or human resources management, and organizational behavior. The Board selects Committee members. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member. The Committee will report to the Board of Directors.

Duties and Responsibilities

The Committee has the following duties and responsibilities:

1.	Develop Corporate Governance Guidelines. The Committee shall develop and recommend to the Board corporate governance guidelines applicable to the Corporation. At least annually, the Committee shall review those guidelines and recommend changes, if appropriate.

2.	Assist in Succession Planning. At least annually, the Committee shall report to the Board on succession planning, relating to Directors who would be able to act in an interim capacity in the event that the Chairman and Chief Executive Officer retires or is incapacitated and until such time as a permanent replacement is appointed.

3.	Review Possible Conflicts of Interest. The Committee shall consider possible conflicts of interest of Board members and make recommendations to prevent, minimize, or eliminate such conflicts of interest. The Committee shall recommend to the Board that the Company promptly disclose any waiver of the Company’s conflict of interest policy for a Director and shall include in the Company’s governance guidelines information relating to the complaint helpline access procedures.

4.	Director Independence. The Committee shall review and make recommendations to the Board regarding the determination of independent status of each Director on an annual basis.

5.	Board Assessment. The Committee shall oversee the evaluation of the Board, Board leadership and Board committees.

6.	Recommendations as to the Board. The Committee shall make recommendations regarding the appropriate size of the Board and the effectiveness of the Board in fulfilling its obligations to the Company and its stockholders.

7.	Board Reports. The Committee shall report its activities to the Board in such manner and at such times as the Committee or the Board deems appropriate.

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8.	Identify New Director Candidates. The Committee shall identify individuals believed to be qualified to become Board members and recommend candidates to the Board to fill new or vacant positions. In recommending candidates, the Committee shall consider such factors as it deems appropriate consistent with the factors in the Company’s corporate governance guidelines. These factors may include judgment, integrity, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee shall also review the qualifications of, and make recommendations to the Board regarding, director nominations submitted to the Company in accordance with the Company’s by-laws or otherwise.

9.	Evaluate Incumbent Directors. The Committee shall evaluate whether an incumbent director should be nominated for re-election to the Board. The Committee will use the same factors established for new director candidates to make its evaluation and will also take into account the incumbent director’s performance as a Board member.

10.	Other Delegated Duties or Responsibilities. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

11.	Charter. The Committee shall annually review the adequacy of the Committee charter, and request and obtain the approval of the Board of Directors for any proposed changes.

12.	Annual Evaluation. The Committee shall annually review the performance of the Committee.

Meetings

The Committee shall meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities, which the Committee may designate from time to time. The Committee may ask any officer or employee of the Company, or any representative of the Company’s advisors, to attend any meetings and to provide such pertinent information as the Committee may request or to meet with any members or representatives of the Committee.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding in such amount as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee shall have the sole authority to engage search firms to assist in the identification of Director candidates and the sole authority to set the fees and other retention terms of such search firms. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. In its sole discretion, the Committee will have the authority to delegate any of its responsibilities to subcommittees as appropriate.

This Charter will be included on the Company’s website and will be made available in print upon request sent to the Company’s Chief Governance Officer & Corporate Secretary.

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ANNEX D

FINANCE AND AUDIT COMMITTEE CHARTER

Function

The primary function of the Finance and Audit Committee (the “Committee”) is to assist the Board of Directors in monitoring (a) the integrity of the Company’s financial statements, (b) the independent auditors’ qualifications and independence, (c) the performance of the Company’s internal audit function and independent auditors and (d) the Company’s compliance with legal and regulatory requirements.

The Committee’s mandate includes free and open communication between it and the Company’s independent auditors, internal auditors and financial management. The Company’s independent auditors are ultimately accountable to the Board of Directors and the Committee, and the Committee shall have the authority to approve, change, retain and otherwise control the relationship between the Company and the independent auditors.

Composition and Qualifications

The Board of Directors shall designate three or more directors to serve on the Committee, with one member appointed as Chair of the Committee. Members of the Committee shall meet the independence requirements and other qualifications prescribed by the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”). Members of the Committee shall not serve on the audit committee of more than a total of three public companies.

Duties and Responsibilities

The Committee has the following responsibilities:

1. Independent Auditors

(A)  Appoint and replace the Company’s independent auditors who shall report directly to the Committee. Review and evaluate the lead partner, and ensure rotation of the lead and concurring audit partners every five years.

(B)  Review and discuss with the independent auditors the scope and timing of their audit, including the coordination of procedures and locations to be visited by the independent auditors and internal auditors. In conducting this review, the Committee will review with the independent auditors, internal auditors and Company financial management the risk assessments used in determining the audit scope.

(C)  Except as otherwise permitted by applicable regulations, pre-approve all audit and permitted non-audit services (including the fees and terms thereof) by the independent auditors. Establish policies and procedures to govern management’s engagement of the independent auditors for any permitted non-audit services.

(D)  Review with management and the independent auditors the actual annual fees and expenses for the audit and for any other permitted services performed by the independent auditors. The Committee shall be directly responsible for approving the fees and expenses to be paid to the independent auditors.

(E)  Discuss with the independent auditors the matters included in the annual written communication that the independent auditors are required to submit to the Company by the Independence Standards Board. Such discussions should include any relationships between the independent auditors and the Company that may impact the objectivity and independence of the independent auditors. Recommend that the Board of Directors take action, if appropriate, in response to the independent auditors’ communication.

(F)  At least annually, obtain and review a report by the independent auditors and consider, among other matters, the following:

•	the competency and qualifications of the individuals involved in the audit,

•	the quality of the audit process,

•	responsiveness and service levels,

•	appropriate audit firm executive involvement in the audit,

•	the firm’s and the engagement team’s independence with respect to all relationships between the independent auditor and the Company and its management,

•	the independent auditors’ quality control procedures, and

•	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

2. Annual Financial Statements and Audit Results

After the completion of each annual audit:

(A)  Review the Company’s accounting policies and practices and the annual financial statements to be included in the Company’s Annual Report on Form 10-K and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition with the Company’s financial management and the independent auditors. Recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K.

(B)  Meet with the independent auditors to review the results of their examination, including their opinion and any related comments. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and 90 relating to the conduct of the audit.

(C)  Secure the independent auditors’ views about the appropriateness, not just the acceptability, of the Company’s accounting policies and practices and the clarity of the financial disclosures used by management.

(D)  Secure the independent auditors’ views about whether management’s choices of accounting policies are conservative, moderate or aggressive and as to whether alternative choices of policies would present a materially different financial position and results of operations. Resolve any disagreements between the independent accountants and management.

(E)  Review with the independent auditors any audit problems or difficulties and management’s response. Determine that no restrictions were placed by management on the scope of their examination or its implementation and that there was a free exchange of information.

3. Quarterly Financial Statements and Press Releases

Review with the Company’s financial management and independent auditors the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition. Review and discuss with management the earnings press releases, and financial information and earnings guidance provided to securities analysts and ratings agencies. Review quarterly reports from the independent auditors required by applicable laws, regulations, or accounting standards.

4. Internal Controls

(A)  Review with the independent auditors, the internal auditors and the Company’s financial management the adequacy and effectiveness of the Company’s internal controls and elicit any recommendations they may have for improvement.

(B)  Review the adequacy of the internal audit function, including a review of the scope and results of its program, and the organizational structure, budget, staffing and qualifications of the internal audit department.

(C)  Review any internal control deficiencies, disclosure policy deficiencies and management or employee fraud identified in connection with the Chief Executive Officer and Chief Financial Officer certifications provided to the SEC and with respect to Management’s Report on Internal Control over Financial Reporting, which is included in the Annual Report on Form 10-K.

(D)  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

5. Compliance Matters

Review the processes and procedures established by the Company periodically to ensure that the Company complies with applicable legal and regulatory requirements, and monitor, as the Committee determines to be appropriate under the circumstances, the Company’s adherence to such requirements. Discuss with management the status and performance of the Company’s compliance programs.

6. External Communications

Oversee the Company’s external communications policy

7. Conflicts of Interest

Conduct a review of transactions or proposed transactions in which an executive officer of the Company or a senior financial officer of the Company has an interest that conflicts with the Company’s interests and make recommendations to the Board of Directors regarding any such transaction. The Governance/Nominating Committee shall conduct such reviews in cases where the conflict, or potential conflict, involves a member of the Board of Directors.

8. Risk Management

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9. Hiring Policies

Set clear hiring policies for employees or former employees of the independent auditors.

10. Separate Meeting Sessions

Periodically, meet separately with management, with the internal auditors and with the independent auditors privately.

11. Reporting

Report regularly to the Board of Directors with respect to the Committee’s activities. Prepare the Committee report that is required by the SEC to be included in the Company’s proxy statement.

12. Employee Benefit Plans

Annually review the administration of the Company’s employee benefit plan (i.e., the Company’s U.S. 401K and such other defined benefit, defined contribution and/or supplemental retirement or deferred compensation plans as the Company may establish in the U.S. and/or in foreign countries.

13. Charter

Annually review the adequacy of the Committee charter, and request and obtain the approval of the Board of Directors for any proposed changes.

14. Annual Evaluation

Annually review the performance of the Committee.

Meetings

The Committee shall meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair, or a majority of the Committee members, may call a meeting of the Committee at any time. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities, which the Committee may designate from time to time. The Committee may ask any officer or employee of the Company, or any representative of the Company’s advisors, to attend any meetings and to provide such pertinent information as the Committee may request or to meet with any members or representatives of the Committee.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding in such amount as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee may also employ any outside experts, legal counsel or other personnel deemed by the Committee in its collective judgment to be reasonably necessary, and in the best interests of the Company, to enable the Committee to ably perform its duties and satisfy its responsibilities.

In carrying out its responsibilities, the Committee may conduct investigations relating to the Company’s financial affairs, records, accounts, reports, controls or activities as the Committee, in its discretion, deems desirable or as the Board of Directors may, from time to time, request. The Committee will have free (and, if requested by the Committee, private) access to the Company’s independent auditors and its internal auditing, financial management and legal counsel staffs, and any other personnel requested by the Committee, in order for the Committee to perform its duties and satisfy its responsibilities. In its sole discretion, the Committee will have the authority to delegate any of its responsibilities to subcommittees as appropriate.

This Charter will be included on the Company’s website and will be made available in print upon request sent to the Company’s Chief Governance Officer & Corporate Secretary.

ANNEX E

Valeant Pharmaceuticals International

2006 Equity Incentive Plan

Approved By Board on: April 14, 2006
Approved By Stockholders: May 23, 2006
Amended by Board on: March 26, 2008
Amendment Approved by Stockholders:          , 2008
Termination Date: April 13, 2016

1.	General.

(a)  Successor to and Continuation of Prior Plan.  This Plan was adopted by the Board on the Adoption Date to be effective as provided in Section 11 on the Effective Date. The Plan is intended as the successor to and continuation of the ICN Pharmaceuticals, Inc. 2003 Equity Incentive Plan (the “Prior Plan”). Following the Effective Date of this Plan, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plan shall be added to the share reserve of this Plan and available for issuance pursuant to Stock Awards granted hereunder. All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan, except that the Board may elect to extend one or more of the features of the Plan to stock awards granted under the Prior Plan. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of this Plan and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted subsequent to the Effective Date of this Plan shall be subject to the terms of this Plan.

(b)  Eligible Award Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(c)  Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)  General Purpose.  The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	Administration.

(a)  Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)  Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)  To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a

Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii)  To settle all controversies regarding the Plan and Awards granted under it.

(iv)  To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)  To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements. Except as provided herein, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii)  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options or (iii) Rule 16b-3.

(viii)  To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Code Section 409A and the related guidance thereunder.

(ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)  Delegation to Committee.

(i)  General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)  Section 162(m) and Rule 16b-3 Compliance.  In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)  Delegation to an Officer.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(ii) below.

(e)  Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)  Cancellation and Re-Grant of Stock Awards.  Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event. In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options or Stock Appreciation Rights may not be amended to reduce the exercise price of such outstanding Options or Stock Appreciation Rights and neither the Board nor any Committee may cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(g)  Arbitration.  Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in Orange County, California. The Company and the Participant shall each pay 50% of the arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

3.	Shares Subject to the Plan.

(a)  Share Reserve.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards after the Effective Date shall consist of an aggregate of nine million seven hundred fourteen thousand six hundred fifty-six (9,714,656) shares (such number consisting of (i) six hundred seventy-four thousand six hundred fifty-six (674,656) unallocated shares remaining available for issuance under the Prior Plan as of the Effective Date, (ii) an additional four million two hundred thousand (4,200,000) shares approved by the stockholders at the 2006 annual meeting as part of the approval of this Plan and (iii) an additional four million eight hundred forty thousand (4,840,000) shares to be approved by the stockholders at the 2008 annual meeting), plus the number of shares added to the reserve pursuant to Section 3(b) (the “Share Reserve”). For clarity, the limitation in this subsection 3(a) is a limitation in the number of shares of the Company’s common stock that may be issued pursuant to the Plan. Accordingly, this subsection 3(a) does not limit the granting of Stock Awards except as provided in subsection 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the Company’s common stock that may be issued pursuant to the Plan.

(b)  Additions to the Share Reserve.  The share reserve under the Plan also shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that (i) are issuable pursuant to options or stock awards outstanding under the Prior Plan as of the Effective Date of the Plan and (ii) but for the termination of the Prior Plan as of the Effective Date, would otherwise have reverted to the share reserve of the Prior Plan pursuant to the provisions thereof.

(c)  Reversion of Shares to the Share Reserve.  If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to subsection 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan. Notwithstanding the provisions of this subsection 3(c), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

(d)  Incentive Stock Option Limit.  Notwithstanding anything to the contrary in this Section 3(d), subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares of Common Stock in the Share Reserve.

(e)  Section 162(m) Limitation on Annual Grants.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than One Million (1,000,000) shares of Common Stock.

(f)  Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the market or otherwise.

4.	Eligibility.

(a)  Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation (as such terms are defined in Code Sections 424(e) and (f)). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)  Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)  Consultants.  A Consultant shall not be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

5.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)  Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b)  Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c)  Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

(i)  by cash, check, bank draft or money order payable to the Company;

(ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)  in any other form of legal consideration that may be acceptable to the Board.

(d)  Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)  Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the

Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner consistent with applicable tax and securities laws upon the Optionholder’s request.

(ii)  Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that an Incentive Stock Option may be deemed to be a Nonqualified Stock Option as a result of such transfer.

(iii)  Beneficiary Designation.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e)  Vesting Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)  Termination of Continuous Service.  Except as otherwise provided in the applicable Option Agreement or other agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g)  Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h)  Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)  Extension of Termination Date.  Unless otherwise provided in an Optionholder’s Option Agreement, if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 5(f), 5(g) or 5(h) above after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. In addition, unless otherwise provided in an Optionholder’s Option Agreement, if the sale of the Common Stock received upon exercise of an Option following the termination of the Optionholder’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 5(f), 5(g) or 5(h) above after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of the Company’s insider trading policy, (ii) the 15th day of the third month after the date on which the Option would cease to be exercisable but for this Section 5(i), or such longer period as would not cause the Option to become subject to Section 409A(a)(1) of the Code; or (iii) the expiration of the term of the Option as set forth in the Option Agreement.

(j)  Termination for Cause.  Except as explicitly provided otherwise in an Optionholder’s Option Agreement, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k)  Non-Exempt Employees.  No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.	Provisions of Stock Awards other than Options.

(a)  Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration.  A Restricted Stock Award may be awarded in consideration for (A) past or future services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)  Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)  Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)  Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)  Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted

Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)  Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)  Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)  Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)  Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)  Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)  Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)  Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)  Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)  Strike Price.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent

(100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii)  Calculation of Appreciation.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv)  Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)  Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)  Payment.  The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)  Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)  Extension of Termination Date.  Unless otherwise provided in a Participant’s Stock Appreciation Right Agreement, if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 6(c)(vii) above after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. In addition, unless otherwise provided in a Participant’s Stock Appreciation Right Agreement, if the sale of the Common Stock received upon exercise of a Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 6(c)(vii) above after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of the Company’s insider trading policy, (ii) the 15th day of the third month after the date on which the Stock Appreciation Right would cease to be exercisable but for this Section 6(c)(viii), or such longer period as would not cause the Stock Appreciation Right to become subject to Section 409A(a)(1) of the Code; or (iii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(ix)  Termination for Cause.  Except as explicitly provided otherwise in an Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for

Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(x)  Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

(d)  Performance Awards.

(i)  Performance Stock Awards.  A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum number of shares that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(d)(i) shall not exceed One Million (1,000,000) shares of Common Stock. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)  Performance Cash Awards.  A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum value that may be granted to any Participant in a calendar year attributable to cash awards described in this Section 6(d)(i) shall not exceed Three Million dollars ($3,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under this Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

(e)  Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	Covenants of the Company.

(a)  Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)  Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

(c)  No Obligation to Notify.  The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	Miscellaneous.

(a)  Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)  Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)  Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has exercised the Stock Award pursuant to its terms and the Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d)  No Employment or Other Service Rights.  Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)  Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f)  Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)  Withholding Obligations.  Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; or (iv) by such other method as may be set forth in the Award Agreement.

(h)  Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i)  Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)  Compliance with 409A.  To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

9.	Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)  Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(e) and 6(d)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)  Corporate Transaction.  The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i)  Stock Awards May Be Assumed.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

(ii)  Stock Awards Held by Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)  Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)  Payment for Stock Awards in Lieu of Exercise.  Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

(c)  Change in Control.  Except as specifically provided otherwise in the Stock Award Agreement covering a Stock Award or other written agreement between the Company or any Affiliate and the Participant and notwithstanding any other provisions of the Plan to the contrary, if (i) a Change in Control occurs and (ii) within the period beginning six (6) months before such Change in Control and ending twelve (12) months after the effective date of such Change in Control a Participant’s Continuous Service (including service with a successor to the Company or an Affiliate) terminates due to an involuntary termination (not including death or Disability) without Cause or due to a voluntary termination for Good Reason, then, as of the date of such termination, (x) each Stock Award held by such Participant shall automatically become fully vested (and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate) and, if applicable, each such Stock Award shall become immediately exercisable in full, and (y) the Participant may exercise his or her Option or Stock Appreciation Right until the earlier of (i) the date one (1) year following such termination, or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the applicable Award Agreement. In addition, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.

(d)  Potential Reduction of Parachute Payments.

(i)  If the acceleration of the vesting and exercisability of Stock Awards provided for in Sections 9(b) and 9(c), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 9(d) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii)  The Company shall appoint a nationally recognized independent accounting firm or consulting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the Accountant may reasonably incur in connection with any calculations contemplated by this Section 9(d).

(iii)  Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 9(d) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):(A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Stock Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Stock Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Stock Awards (i.e., the earliest granted Stock Award cancelled last) unless the Participant elects in writing a different order for cancellation.

(iv)  For purposes of making the calculations required by this Section 9(d), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination.

(v)  If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Participant shall pay the Excise Tax.

(vi)  Notwithstanding any other provision of this Section 9(d), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant pays the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 9(d) contemporaneously or as soon as administratively possible after the Participant pays the Excise Tax so that the Participant’s net after-tax proceeds with respect to the Payment are maximized.

If the Participant either (A) brings any action to enforce rights pursuant to this Section 9(d), or (B) defends any legal challenge to his or her rights under this Section 9(d), the Participant shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

10.	Termination or Suspension of the Plan.

(a)  Plan Term.  Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)  No Impairment of Rights.  Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.	Effective Date of Plan.

This Plan shall become effective on the Effective Date. Prior to the Effective Date, the Prior Plan is unaffected by the Plan, and Stock Awards shall continue to be granted from the Prior Plan. If the Plan has not been approved by the stockholders of the Company by the first anniversary of the Adoption Date, the adoption of the Plan shall be null and void and the Prior Plan shall continue unaffected by the adoption of the Plan. If the Plan is so approved, (i) the Prior Plan shall be deemed merged into the Plan and to cease their separate existence and (ii) outstanding options and other awards granted pursuant to the Prior Plan shall automatically become Stock Awards. Notwithstanding that the Prior Plan is merged into the Plan, the terms of the Prior Plan shall continue to govern any Stock Awards granted prior to the Effective Date.

12.	Choice of Law.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

13. Definitions.

As used in the Plan, the definitions contained in this Section 13 shall apply to the capitalized terms indicated below:

(a)  “Adoption Date” means April 14, 2006, the date the Plan was adopted by the Board.

(b)  “Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)  “Award” means a Stock Award or a Performance Cash Award.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(f)  “Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s intentional unauthorized use or intentional disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in good faith in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)  A “Change in Control,” with respect to Awards granted on or after the Effective Date, will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:

(i)  the acquisition (other than from the Company, by any person (as such term is defined in Section 13(c) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)  the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

(iii)  the closing of:

(1)  a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, Own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their Ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

(2)  a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is Owned directly or indirectly by the stockholders of the Company in the same proportion as their Ownership of stock in the Company immediately prior to such acquisition.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

In the event that a Change in Control affects any Award that is deferred on or after January 1, 2005, then to the extent necessary to avoid the adverse tax treatment contained in Code Section 409A(a)(1), the term “Change in Control” shall conform to the definition of Change of Control under Section 409A of the Code, as amended, and the Treasury Department or Internal Revenue Service Regulations or Guidance issued thereunder.

(h)  “Code” means the Internal Revenue Code of 1986, as amended.

(i)  “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)  “Common Stock” means the common stock of the Company.

(k)  “Company” means Valeant Pharmaceuticals International, a Delaware corporation.

(l)  “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(m)  “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)  “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)  a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)  the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o)  “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(p)  “Director” means a member of the Board.

(q)  “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(r)  “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2006 provided this Plan is approved by the Company’s stockholders at such meeting.

(s)  “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)  “Entity” means a corporation, partnership, limited liability company or other entity.

(u)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)  “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(w)  “Good Reason” means, with respect to a particular Participant, the occurrence of any of the following events, conditions or actions taken by the Company without Cause and without such Participant’s consent: (i) Participant’s duties or responsibilities are materially diminished (and not simply a change in title or reporting relationships); provided, however, that the Participant shall not have “Good Reason” to terminate if the Company is retained as a separate legal entity or business unit following the effective date of a Change of Control and the Participant holds the same position in such legal entity or business unit as the eligible employee held before the effective date of such Change of Control, (ii) any reduction in such Participant’s level of base salary (except for salary decreases generally applicable to the Company’s other similarly-situated employees), (iii) any significant reduction, in the aggregate, in the employee benefit programs made available to the Participant other than a reduction in such employee benefit programs affecting all employees of the Company substantially equally, or (iv) an increase in the Participant’s one-way driving distance from the Participant’s principal personal residence to the principal office or business location at which the Participant is required to perform services of more than 20 miles, except for required travel for the Company’s business to an extent substantially consistent with the Participant’s prior business travel obligations;.

(x)  “Incentive Stock Option” means an Option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)  “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z)  “Nonstatutory Stock Option” means any Option that does not qualify as an Incentive Stock Option.

(aa)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)  “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)  “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd)  “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

(ee)  “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff)  “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg)  “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh)  “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)  “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj)  “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

(kk)  “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ll)  “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(mm)  “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)  “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(d)(i).

(oo)  “Plan” means this Valeant Pharmaceuticals International 2006 Equity Incentive Plan.

(pp)  “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)  “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)  “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss)  “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)  “Securities Act” means the Securities Act of 1933, as amended.

(vv)  “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(ww)  “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx)  “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy)  “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz)  “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa)  “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE VALEANT PHARMACEUTICALS INTERNATIONAL ONE ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 20, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VALEANT PHARMACEUTICALS INTERNATIONAL The undersigned hereby appoints each of J. Michael Pearson, Eileen C. Pruette and Christina de Vaca, together and separately, as Proxyholders, each with the power to appoint his or her substitute, and hereby authorizes each P of them to represent and to vote, without duplication, as designated below, all the shares of common stock of Valeant Pharmaceuticals International (the “Company”) held of record by the undersigned on March 25, 2008 at the R Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on May 20, 2008, and any adjournments or postponements thereof. O This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote “FOR” the X nominees to the Board of Directors listed on the reverse side of this proxy card, “FOR” the approval of an Amendment of our 2006 Equity Incentive Plan to increase the share reserve by 4,840,000 shares, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public Y accounting firm for the Company, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. This proxy confers discretionary authority to vote on any other matter, if any, that may properly come before the meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters that may be properly brought before the annual meeting or any continuation, adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. This proxy revokes all prior proxies given by the undersigned with respect to matters covered by this proxy and the voting of shares of common stock at the 2008 Annual Meeting of Stockholders. (Continued, and to be signed, on the reverse side.)

THERE ARE THREE WAYS TO VOTE YOUR PROXY TELEPHONE VOTING INTERNET VOTING VOTING BY MAIL This method of voting is Visit the Internet voting Web site Simply sign and date your available for residents of the at http://proxy.georgeson.com. proxy card and return it in U.S. and Canada. On a touch Have this proxy card ready and the postage-paid envelope tone telephone, call TOLL follow the instructions on your to Georgeson Inc., Wall Street FREE 1-877-381-4017, 24 hours screen. You will incur only your Station, P.O. Box 1100, New a day, 7 days a week. Have this usual Internet charges. Available York, NY 10269-0646. If you proxy card ready, then follow the until 5:00 p.m., Eastern Daylight are voting by telephone or the prerecorded instructions. Your Time, on May 19, 2008. Internet, please do not mail vote will be confirmed and cast your proxy card. as you have directed. Available until 5:00 p.m., Eastern Daylight Time, on May 19, 2008. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITS NOMINEES The undersigned acknowledges receipt of the copy of the Notice of Annual Meeting and Proxy Statement (with TO THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. enclosures and attachments) of our Company relating to 1. Election of two persons to the Board of Directors of the Company. the 2008 Annual Meeting of Stockholders. WITHHOLD FOR BOTH AUTHORITY FOR The board of directors recommends that you vote “FOR” the Nominees: Richard H. Koppes and G. Mason Morfit NOMINEES BOTH NOMINEES election of each of the nominees in Proposal No. 1, “FOR” LISTED LISTED the approval of the Amendment to our 2006 Equity Instruction: To withhold authority to vote for an individual nominee, Incentive Plan to increase the share reserve by 4,840,000 write the name of such nominee in the following space. shares, and “FOR” the ratification of the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm. All proposals to be acted FOR AGAINST ABSTAIN upon are proposals of the Company. If any other business is properly presented at the meeting, including, among 2. Approval of an Amendment to our 2006 Equity Incentive Plan to other things, consideration of a motion to adjourn the increase the share reserve by 4,840,000 shares. meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the board of directors, this proxy shall be voted by the 3. Ratification of the appointment of PricewaterhouseCoopers LLP as proxyholders in accordance with the recommendations of independent registered public accounting firm for our Company. the board of directors. At the date this proxy statement went to press, we did not anticipate any other matters would be raised at the annual meeting. 4. Other Business. In the Proxyholders’ discretion, to vote on any other matter as properly may come before the meeting and any continuation, postponement or adjournment thereof. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU SIGN, DATE AND MAIL THIS PROXY CARD TODAY. Date , 2008 Signature(s) Signature(s) Please date this Proxy and sign exactly as your name appears herein. When there is more than one owner, all must sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or partner, sign full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.